Listing Report:Supplement No. 37 dated Aug 24, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 388387
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$119.28

Auction yield range:	17.23% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Dec-1977	Debt/Income ratio:	9%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	26	Length of status:	1y 0m
Amount delinquent:	$2,318	Revolving credit balance:	$0	Occupation:	Architect
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	16	Homeownership:	No
Inquiries last 6m:	0
Screen name:	archiegirl	Borrower's state:	NewYork	Borrower's group:	Entrepreneurial Spirit
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	640-660 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	660-680 (Aug-2007) 660-680 (Jul-2007)
Principal balance:	$1,292.29	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Coming Back from Unemployment
*NOTE* I was not born yet in 1977! I am not sure how much of the credit report is accurate or combined with another person's.
Purpose of Loan: I want to get caught back up on rent after being unemployed for three months so I am not served eviction papers.
I was starting to turn around my financial standing before I lost my job and I really want to get back into the upswing! I have explained my situation to my landlord, yet I am worried that at any moment I will be served with eviction papers.
Family: I tried to put forth money from my loan to move my Grandma out of Miami to be closer to family. Instead she fell ill and passed away. My savings and part of my loan money went to travelling back and forth between my home and grandma several times a month to take her to doctor's appointments, visit her in the hospital, and ultimately for her funeral.

Other Current Debt:
-?I owe about $9,000 in college loans. Both loans are being paid off with a payment plan that I am happy with since I pay more than the minimum amount.
- $2990- back payment for 2 months rent.
Every month I put in as much as I can which has covered my full rent-so I have not gone an entire month of NOT paying anything, but I have not gotten caught up from?my unemployment?when I could only put a few hundred dollars toward rent.? The balance has carried over for a year.

My Financial situation: Last summer I was forced to quit my job of 3 years. Since it was right before the economic blowout, it was difficult for me to find another job quickly. I?was unemployed for 3 months. I took a bar job and restaurant counter job-working 60 hours a week for tips in order to keep my utilities on and to eat. I fell behind on rent. I started a new job last August and am very happy to be working. Due to the situation in the architecture world, my current job can not pay me as much as I was making before.?I am very lucky to even have a job.?? I have side jobs as a pace leader in an organized running group once a week, and as a night aide for a man in a wheelchair-doing easy nursing tasks twice a week. These two?extra paychecks pay for my groceries and phone bill. I also clean homes and babysit occasionally.

Monthly net income: $2176 salary + $300 side jobs
Monthly expenses: $
Housing: $1475
Insurance: $0
Transportation- Travel via subway- $89 monthly pass
Utilities: $80
Phone, cable, internet: Only Cell-$85
Food, entertainment: $200 ( I am very savvy with coupons and finding free entertainment-and have cut down dramatically over the past year)
Clothing, household expenses: $75
Credit and other loans: $276 (educational loan payments and previous Prosper loan payments)??
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 412613
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 14.42%	Starting monthly payment:	$168.47

Auction yield range:	11.23% - 12.00%	Estimated loss impact:	10.26%
Lender servicing fee:	1.00%	Estimated return:	1.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-2006	Debt/Income ratio:	31%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$4,853	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	36%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	vester2	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	11 ( 100% )	680-700 (Latest)
Principal borrowed:	$1,300.00	< mo. late:	0 ( 0% )	680-700 (Oct-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Debt consolidation
Purpose of loan:
This loan will be used to?
consolidate Credit Cards

My financial situation:
I am a good candidate for this loan because?
I have good credit and have payed off previous loans in a timely manner

Monthly net income: $? 800

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $250?
??Utilities: $ 0
??Phone, cable, internet: $50
??Food, entertainment: $ 200
??Clothing, household expenses $0
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421131
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 29.77%	Starting monthly payment:	$164.23

Auction yield range:	11.23% - 26.43%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-1998	Debt/Income ratio:	38%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	33	Length of status:	9y 4m
Amount delinquent:	$100	Revolving credit balance:	$8,388	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	mindful-gold	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Card Debt
Purpose of loan:
The purpose of this loan is to pay off?some high interest rate?credit card debt.
My financial situation:
I am a good candidate for this loan because I have good credit and pay all of the bills on time.

Monthly?Net Income:? $1800

Housing?????? $505
Insurance??? $52
Auto Loans? $325
Utilities??????? $112
Food??????????? $200
Crdit Cards?? $500
Doctor Bills?? $20
Total??????????? $1714
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421227
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.23%	Starting borrower rate/APR:	18.23% / 20.44%	Starting monthly payment:	$906.70

Auction yield range:	17.23% - 17.23%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.22%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-2001	Debt/Income ratio:	111%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	23 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$24,873	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$1-$24,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	6
Screen name:	payout-giant	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit card payoff
Purpose of loan:
This loan will be used to consolidate credit card balances and make monthly payments more affordable.

My financial situation:
I am a good candidate for this loan because as a military member, I have learned the true value and learned to budget my spendings.

Monthly net income: $2400

Monthly expenses: $
??Housing: $ 200.00
??Insurance: $ 295.00
??Car expenses: $ 180.00
??Utilities: $ 0
??Phone, cable, internet: $ 93.00 ????
??Food, entertainment: $ 160.00
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 700.00
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421317
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 16.16%	Starting monthly payment:	$102.53

Auction yield range:	8.23% - 13.00%	Estimated loss impact:	6.79%
Lender servicing fee:	1.00%	Estimated return:	6.21%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-2003	Debt/Income ratio:	15%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$3,816	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	26%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	brunette1130	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	680-700 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	680-700 (May-2008)
Principal balance:	$1,931.69	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
pay off a high APR rate credit card
Purpose of loan:I had an emergency trip to overseas. I had to use my high interest rate credit card. I ask the help of the Prosper Community so that I can pay off that $3000 with a lover APR. I don't want to turn to banks for help. Thank you in advance.

My financial situation:
I am a good candidate for this loan because?? This is my second loan from prosper. I have made 15 payments toward my first loan so far, all of them were on time. I always pay my bills on time and I stick to my budget. I can certainly afford the monthly payments as I have a steady job. This loan will also help me to continue improving my credit rating.

Monthly net income: $ 3000

Monthly expenses: $
??Housing: $ 500
??Insurance:
??Car expenses: $ 370
??Utilities: $ 75
??Phone, cable, internet: $
??Food, entertainment: $ 200
??Clothing, household expenses $ 250
??Credit cards and other loans: $
??Other expenses: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421323
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,800.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$118.86

Auction yield range:	17.23% - 29.00%	Estimated loss impact:	26.69%
Lender servicing fee:	1.00%	Estimated return:	2.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jun-2004	Debt/Income ratio:	29%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	3y 10m
Amount delinquent:	$0	Revolving credit balance:	$17,144	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	camaraderi-voyage	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Full-time employee, 55K annual salary, able to make monthly payments. Would like to pay my credit card. Thank you!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421329
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$233.48

Auction yield range:	17.23% - 29.00%	Estimated loss impact:	26.69%
Lender servicing fee:	1.00%	Estimated return:	2.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jun-1992	Debt/Income ratio:	15%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	29	Length of status:	18y 4m
Amount delinquent:	$168	Revolving credit balance:	$38,470	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	nascarjunkie09	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Family member losing home
Purpose of loan:
This loan will be used to? Help family member losing home

My financial situation:
I am a good candidate for this loan because? Always pay bills on time, good credit history

Monthly net income: $ 5300.00

Monthly expenses: $
??Housing: $ 1000.00
??Insurance: $ 125.00
??Car expenses: $ 150.00
??Utilities: $ 225.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $
??Credit cards and other loans: $ 250.00
??Other expenses: $ 200.00 (Childcare expenses)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421341
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 30.04%	Starting monthly payment:	$61.58

Auction yield range:	11.23% - 26.43%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1988	Debt/Income ratio:	30%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	6y 3m
Amount delinquent:	$0	Revolving credit balance:	$10,002	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	tiny1968	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	740-760 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	680-700 (Apr-2008)
Principal balance:	$626.30	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Just in dire straits
Purpose of loan:
To pay my property taxes.

My financial situation:
I am a good candidate for this loan because? I have never been caught in this situation before. Just having a hard time keeping up with my bills.

Monthly net income: $ 2200

Monthly expenses: $
??Housing: $ 2100
??Insurance: $ 200
??Car expenses: $ 0
??Utilities: $ 400
??Phone, cable, internet: $ 200
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421359
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.38%	Starting borrower rate/APR:	11.38% / 13.50%	Starting monthly payment:	$98.76

Auction yield range:	4.23% - 10.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1993	Debt/Income ratio:	14%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	44	Length of status:	4y 4m
Amount delinquent:	$0	Revolving credit balance:	$7,961	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	55%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Flowers1	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	36 ( 100% )	700-720 (Latest)
Principal borrowed:	$9,000.00	< mo. late:	0 ( 0% )	740-760 (Feb-2008) 660-680 (Jul-2007) 560-580 (Aug-2006)
Principal balance:	$2,263.05	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Installing new windows
Purpose of loan:
This loan will be used to? Install new windows for my house.

My financial situation:
I am a good candidate for this loan because? I have a steady job and this would be my 3rd loan with Prosper.

Monthly net income: $ 2800.00

Monthly expenses: $?1280.00
??Housing: $ 0.00(husband pays)
??Insurance: $ 0.00(husband pays)
??Car expenses: $ 0.00
??Utilities: $ 300.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $?300.00
??Credit cards and other loans: $?230.00
??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421363
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1989	Debt/Income ratio:	16%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	11y 11m
Amount delinquent:	$0	Revolving credit balance:	$8,901	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	20	Homeownership:	No
Inquiries last 6m:	5
Screen name:	j_man	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	640-660 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	640-660 (Jul-2009) 620-640 (Apr-2009) 640-660 (Mar-2008)
Principal balance:	$4,192.48	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Family Vacation
Purpose of loan:
This loan will be used to take my family of 5 on a much needed vacation.

My financial situation:
I've worked for the same employer for 12 years and have a steady dual income household. I have a current prosper loan I used to consolidate debt that is paid on time every month.

Thanks for the help!?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421371
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1992	Debt/Income ratio:	64%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	18 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	59	Length of status:	7y 5m
Amount delinquent:	$0	Revolving credit balance:	$58,819	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	new-vivid-wampum	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Tax Debt
Purpose of loan:
This loan will be used to pay off a tax?debt from 2004 and 2005.? This is the only reason my score has decreased.? Please?know that I?have no late or slow pays on my report at all.? I have been disputing these taxes for some time and while I was disputing they filed a lien.? I have been paying $550 on an installment agreement but I think if I pay off all the tax, which is $29,000 they will accept and forgive the penalties and interest (at least I hope so).? It does not appear I will win my dispute so this is the best way out I think.? Which my imcome from work and?the Air Force Reserve I will be able to secure another loan once the lien has been satisfied.?

My financial situation:
I am a good candidate for this loan because I am not a late payer.? The only reason I cannot get a loan from a bank or refinance my home is due to the tax lien.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421375
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.23%	Starting borrower rate/APR:	18.23% / 20.44%	Starting monthly payment:	$725.36

Auction yield range:	17.23% - 17.23%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-2002	Debt/Income ratio:	Not calculated
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$18,122	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	62%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	conservationist0	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Look detail below
Purpose of loan:

This loan will be used to paying off credit card debt, home improvement and? business expansion.

My financial situation:

I am a good candidate for this loan because I have a fair credit score (according to prosper), own my home and a small business, have a professional job and a portfolio close to $100000 in stock and mutual funds. I have never been late or defaulted on any loan to date. I used to walk to Chase bank or call Capital one and get this amount of loan for a reasonable amount of interest rate within minutes. Thank you for the economic crisis that is not possible anymore. So I promise you, your money is safe with me and I will pay off the entire amount of the loan with in a year or? year and half time from today.

Thank you.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421381
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$273.03

Auction yield range:	17.23% - 17.50%	Estimated loss impact:	25.97%
Lender servicing fee:	1.00%	Estimated return:	-8.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Feb-2007	Debt/Income ratio:	14%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$1,887	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	6
Screen name:	power-mountain	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Teacher Needs to Fix Home
Purpose of loan:I need to update my new house (as of Aug. 20 ?09) to get a decent rental rate. If fixed, this house will generate a positive cash flow.

My financial situation: I am rated HR by Prosper because I am a new permanent resident and has just started building my credit almost 3 years ago. Prior to migrating to the US, I had a successful private school for special needs abroad but have relocated in the US to be with my hubby. I am a credentialed Education Specialist and currently working on my M.A. and expect to finish next year. I will also go up the max of our pay scale for this year because of the units I have taken and years of experience. I have a stable income. I am an excellent candidate for this loan because I take care of my obligations on time. Again, I have a high risk rating because my credit is new but I have never missed a payment.Monthly Income: $5275 plus rental units
Monthly Expenses: $3875
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421383
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	23.73%	Starting borrower rate/APR:	24.73% / 27.03%	Starting monthly payment:	$217.89

Auction yield range:	8.23% - 23.73%	Estimated loss impact:	8.56%
Lender servicing fee:	1.00%	Estimated return:	15.17%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1995	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	7y 5m
Amount delinquent:	$0	Revolving credit balance:	$81,429	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	return-delight6	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Rehab of a couple of houses
Purpose of loan:
This loan will be used to? finish the rehab work on a house I purchased at an extremely low price as a short sale property (my specialty and focus).? My intent is to fix it up a bit to make it more saleable?and then sell it to either an end-buyer or another investor?who wants to finish the job.

My financial situation:
I am a good candidate for this loan because? I've been investing in real estate on a full-time basis since 2002 focused entirely on properties like this one.? Unfortunately with the credit market freezing up the 2nd half of last year and just beginning to loosen up the past few months, I had very few transaction over the past 9 months and had to hold onto properties longer than usual (so my costs went way up) but things are picking up.? I just need a little money to tide me over and flipping this property will do just that.? I have about 15 properties in the pipeline right now and at least 8 - 10 should close in the next 4 months which will net me about $250,000.? Then I'll be rocking again! Also, I'm 48 years old so I'm not a newbie, I have a great network?of realtors, mortgage brokers?and other investors who bring me deals constantly, and I just celebrated my 25th year reunion from Stanford University (degrees in Electrical Engineering and Economics).? And my hobby is:? I love to work!? Thanks for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421393
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 29.77%	Starting monthly payment:	$102.64

Auction yield range:	11.23% - 26.43%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-2000	Debt/Income ratio:	33%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$6,565	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	skau	Borrower's state:	NewJersey	Borrower's group:	Debt Consolidators
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a Car for myself
Purpose of loan:
This loan will be used to buy a new or used car.

My financial situation:
I am a good candidate for this loan because I have a steady Job and I am paying all my bills in time

Monthly net income: $ 1700/- (approx)

Monthly expenses: $
??Housing: $ 400/-
??Insurance: $ 61/-
??Car expenses: $ 40/-
??Utilities: $ 50/-
??Phone, cable, internet: $ 53/-
??Food, entertainment: $ 150/-
??Clothing, household expenses $ 100/-
??Credit cards and other loans: $ 500/-
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421395
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.59%	Starting borrower rate/APR:	25.59% / 27.90%	Starting monthly payment:	$280.51

Auction yield range:	11.23% - 24.59%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-2008	Debt/Income ratio:	8%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	3	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$4,260	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	47%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	mindful-bonus	Borrower's state:	DistrictOfColumbia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Final Year of Grad School!
I have been a very, very careful in my 28 years to monitor and control my credit. I have made no requests for credit frivolities, and now that I have reached the point where I am funding my final year of my Master's in Healthcare Administration degree I have found that my housing costs, in addition to required materials for courses, have skyrocketed in the recession. I am eligible for student loans, which I plan to take advantage of this year, but I was blessed to have been left a small trust that has funded my education until this final year without the need for loans. I do not have an auto loan, or loan or any other nature, and I have three credit cards, which have never been paid late and have not approached their limit, instead I have always paid MORE than the amount required. In fact, I can document proof that I have recently paid between $850.00 to $1000.00 to each account to bring their balances down to $1000.00 each, respectively. As these payment have been made in the past month, I am unsure if they are being reflected on my credit report - but as I said - I have bank documentation that confirms these facts.

While studying, I am also employed full time - a fact that has allowed me to maintain an excellent credit rating and have the security that the economy has taken away from citizens. I hold undergraduate degrees in Economics and Politics, and unfortunately the lending systems remain frozen in regards to loans of the personal nature unless your credit score is 700+. The student loans I am eligible for cover the cost of tuition, they do not provide excess for housing, etc. and thus I am making this loan request.

I am a responsible borrower and student, I am just seeking a small level of assistance to complete my studies. Thank you for taking the time to read this, and regardless, always remember that good goes around.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421399
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,700.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 29.77%	Starting monthly payment:	$69.80

Auction yield range:	11.23% - 26.43%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-1976	Debt/Income ratio:	32%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	8 / 7	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	4y 1m
Amount delinquent:	$0	Revolving credit balance:	$3,313	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	8	Homeownership:	No
Inquiries last 6m:	0
Screen name:	movingirl	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	41 ( 95% )	680-700 (Latest)
Principal borrowed:	$5,200.00	< mo. late:	2 ( 5% )	660-680 (Jan-2008) 660-680 (Jul-2007)
Principal balance:	$2,303.62	1+ mo. late:	0 ( 0% )
Total payments billed:	43
Description
3rd Prosper Loan - Credit Cards
Purpose of loan: My FICO score is increasing, and my debt is decreasing - thanks to hard work and people at Prosper who have helped me make my debt more manageable. I plan to use this loan to pay on my existing credit card balances, and to help me with expenses until teaching paychecks start coming in again (mid-September). I will be substitute teaching this year and working in an after school program for at-risk students. It has been a slow road to financial recovery, but I am getting there. Thank you. Monthly expenses: Housing: $ 575.00
? Insurance: $50.00
? Car expenses: $ 50.00
?? Utilities: $100.00
?? Phone, cable, internet: $50.00 Food, entertainment: $ 200.00
?? Clothing, household expenses $40.00
?? Credit cards and other loans: $245.00
??Other expenses: $25.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421401
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,900.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 29.77%	Starting monthly payment:	$160.12

Auction yield range:	11.23% - 26.43%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1976	Debt/Income ratio:	8%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	44	Length of status:	15y 4m
Amount delinquent:	$0	Revolving credit balance:	$14,775	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	96%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	lfurphy	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	660-680 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	680-700 (May-2008)
Principal balance:	$3,264.35	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Paying Off Credit Cards & Hospital
Purpose of loan:
This loan will be used to?
Consolidate credit card debt.
My financial situation:
I am a good candidate for this loan because?
I have worked at the same company for 14 years. Have a stable job and good income. I never miss a monthly payment. This is my 2nd try at this, the first attempt was funded at 74% and expired.
Monthly net income: 11,200

Monthly expenses: $
??Housing: $ 1609
??Insurance: $ 120
??Car expenses: $ 336
??Utilities: $ 120
??Phone, cable, internet: $ 180
??Food, entertainment: $ 200
Hospital $2000
Hospital $3500
Hospital $3000
Hospital $2000
Hospital $4000
Hospital $5500
??Clothing, household expenses $ 100
??Credit cards and other loans: $10,500
??Other expenses: $ 11,000 Hospital
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421405
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	27.27%	Starting borrower rate/APR:	28.27% / 30.62%	Starting monthly payment:	$145.28

Auction yield range:	14.23% - 27.27%	Estimated loss impact:	15.24%
Lender servicing fee:	1.00%	Estimated return:	12.03%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1985	Debt/Income ratio:	20%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	9 / 5	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	22	Length of status:	19y 5m
Amount delinquent:	$189	Revolving credit balance:	$5,731	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	jdsmom	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for my son's tuition
Purpose of loan:
My son did not get financial aid so I need the money to pay for his tuition and books.
My financial situation:
I have worked at the same company for almost 20 years and have only a car loan and a little credit card debt.

Monthly net income: $ 2,200.00

Monthly expenses: $
??Housing: $ 500
??Insurance: $ 50
??Car expenses: $ 279
??Utilities: $ 150
??Phone, cable, internet: $ 120
??Food, entertainment: $ 500
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 150
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421407
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.28%	Starting borrower rate/APR:	31.28% / 33.68%	Starting monthly payment:	$237.36

Auction yield range:	11.23% - 30.28%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-2002	Debt/Income ratio:	49%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$10,260	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	duck2006	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	660-680 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	720-740 (Jul-2009) 600-620 (Apr-2008)
Principal balance:	$3,234.77	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Please Read! Never Missed Payment!
Purpose of loan:
This loan will be used to cover some short term expenses. I am still a full time assistant making $30,000 per year but have incurred some 1 times fees to get my real estate license (Test fee, application fee, background check, classes, association fees, mls fees, lockbox key). I have had to put on a high rate credit card I would like to pay that off and have a little cushion for new expenses such as more money towards gas.

My financial situation:
I am a good candidate for this loan because I just bought a house and have re filed my taxes to get the $8000 first time homebuyer tax credit. I also have an sale in escrow already after just a week of having my license. Scheduled to close 10/2/09. Please also notice that I have never missed a payment on my first prosper loan or any other line of credit ever!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421423
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.25%	Starting borrower rate/APR:	15.25% / 17.42%	Starting monthly payment:	$173.94

Auction yield range:	11.23% - 14.25%	Estimated loss impact:	10.32%
Lender servicing fee:	1.00%	Estimated return:	3.93%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-2000	Debt/Income ratio:	14%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	9y 3m
Amount delinquent:	$0	Revolving credit balance:	$3,995	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	53%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	2
Screen name:	rp_lyutiy	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	640-660 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	640-660 (Apr-2008)
Principal balance:	$2,969.47	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
credit card payoff
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421425
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.38%	Starting borrower rate/APR:	32.38% / 34.79%	Starting monthly payment:	$437.66

Auction yield range:	11.23% - 31.38%	Estimated loss impact:	10.80%
Lender servicing fee:	1.00%	Estimated return:	20.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-2001	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	9 / 9	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$20,952	Occupation:	Student - College G...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	46%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Chris000	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	680-700 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	700-720 (Oct-2007)
Principal balance:	$2,367.37	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Paying off credit card
Purpose of loan:
My credit card recently raised my APR, so this will be used to pay it off

My financial situation:
I am a good candidate for this loan because? I am current on the credit card payment, if I transfer it accross to prosper, I will lose that CC payment aqnd can make it to prosper.? My monthy expenses are very low.

Monthly net income: $ 1000

Monthly expenses: $
??Housing: $ 325
??Insurance: $ 100
??Car expenses: $ 0?
??Utilities: $?0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 0
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421429
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 29.77%	Starting monthly payment:	$102.64

Auction yield range:	11.23% - 26.43%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1999	Debt/Income ratio:	16%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	15 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$6,390	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	Vinsanity41	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	25 ( 100% )	660-680 (Latest)
Principal borrowed:	$11,500.00	< mo. late:	0 ( 0% )	600-620 (Mar-2008) 580-600 (Nov-2007) 640-660 (Nov-2006) 620-640 (Oct-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
Moving Costs
My name's Vince. I'm 28 and I've spent the last year working as a Producer's Assistant on a major motion picture. I'm originally from Pittsburgh and will be returning? there in October to take on a new career in the Entertainment field. I started with Prosper just over a three years ago and experienced great success with the service. I took out a loan to consolidate debts on two occasions and successfully paid off in full ahead of schedule. Now I'd like to take another loan in order to help with some moving costs and some unexpected repair work needed on my car before I make the drive cross country.? Please understand that upon arriving in Pittsburgh, I will be living with family members rent free. Currently, my monthly budget is approx. $2800,? once in Pittsburgh, without having to pay rent and some other LA specific costs I expect my monthly budget to be only $1400.? My job in the film business is the budgeting and management process of multi-million dollar movies. If the studio can trust me to be financially responsible, can't you?
Please feel free to email me with any other questions or concerns. Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421435
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,750.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$124.40

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-1992	Debt/Income ratio:	37%
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	11 / 13	Employment status:	Full-time employee
Now delinquent:	21	Total credit lines:	75	Length of status:	15y 5m
Amount delinquent:	$6,551	Revolving credit balance:	$7,815	Occupation:	Professional
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	134%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	41	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	shawn54	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	31 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	560-580 (Jan-2008) 620-640 (Jan-2007)
Principal balance:	$464.50	1+ mo. late:	0 ( 0% )
Total payments billed:	31
Description
Help Launch My Online Newsletter
I am a professional with an advanced degree. I am in the process of establishing an online newletter geared towards project management professionals.

I have a good income and a steady employment history (16 years with current employer). I am a homeowner with a spotless mortgage history - no lates in over 17 years).

The 1 collection on my credit report is from a dental bill- there is an on-going dispute between my insurance provider and the dentist. The claim is currently in appeal and I hope to get it resolved and off my credit report very soon.

I currently have a loan from Prosper (borrowed $2,500 one year ago) and my one year payment history with Prosper is excellent - no lates.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421447
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-1983	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	18 / 17	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	30	Length of status:	12y 10m
Amount delinquent:	$0	Revolving credit balance:	$57,792	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	48%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	2
Screen name:	BSP	Borrower's state:	Illinois	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	18 ( 95% )	640-660 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	1 ( 5% )	640-660 (May-2009) 680-700 (Dec-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Paying off credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? I am a hard worker and a family first man.? I work hard to provide a good life for my family and a good head start for my children future.? I had a previous loan from Prosper for $15,000.00.? I was never late on a payment and I paid the loan off over a year early.

One of the lenders from my first loan said I could use him as a reference.

Monthly net income: $ 32,000.00

Monthly expenses: $
??Housing: $ 700 half of our mortage (In my wife name)
??Insurance: $ 170.00
??Car expenses: $ 100.00
??Utilities: $ 200.00
??Phone, cable, internet: $600.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $300.00
??Credit cards and other loans: $ 600.00
??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421449
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	28.78%	Starting borrower rate/APR:	29.78% / 32.15%	Starting monthly payment:	$148.16

Auction yield range:	17.23% - 28.78%	Estimated loss impact:	26.68%
Lender servicing fee:	1.00%	Estimated return:	2.10%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Nov-1982	Debt/Income ratio:	22%
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	15 / 12	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	32	Length of status:	11y 4m
Amount delinquent:	$2,827	Revolving credit balance:	$31,555	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	3
Screen name:	usaguy54	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	600-620 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	620-640 (Apr-2008)
Principal balance:	$3,444.57	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Pay off credit cards.
Purpose of loan:
This loan will be used to?Need Additional?Breathing Room?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 4028.00

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421455
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	7 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	22	Length of status:	21y 10m
Amount delinquent:	$0	Revolving credit balance:	$67	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	22%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	10	Homeownership:	No
Inquiries last 6m:	3
Screen name:	truepatriot	Borrower's state:	Michigan	Borrower's group:	Have Money - Will Bid
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	640-660 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	540-560 (Aug-2007) 540-560 (Jul-2007)
Principal balance:	$416.46	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Professional Couple Rebounding
Loan purpose:
Following 2 years of perfect payments to Prosper, I would now like to pay off a credit card with a super high interest rate that also has high maintenance fees.

Financial ability:
With over 20 years of working full time in the field of Energy my ability to repay is solid. Payments to Prosper have been impeccable.
Monthly net income: $4,200Monthly expenses:
Existing Prosper loan: $39.23
Housing: $ 784
Insurance: $ 94
Car expenses: $331
Utilities: $ 101
Phone, cable, internet: $ 48
Food, entertainment: $ 178
Clothing, household expenses: $ 20
Credit card debt: $ 190
Savings $ 100
Other expenses: $ 150

Final word:
The perfect payment history with Prosper says it all. Thank you for the previous loan and for considering this one.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421459
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 29.77%	Starting monthly payment:	$102.64

Auction yield range:	11.23% - 26.43%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1997	Debt/Income ratio:	4%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$2,949	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	75%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	3
Screen name:	equitable-note	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Looking for a loan
Purpose of loan:
Moving expenses.? I am a little short after making a down payment on my first home. I just paid out everything I had to buy a house while it's still affordable.? I would prefer a term loan for expenses rather than running up credit cards.

My financial situation

I have an excellent debt-to-income ratio.

Monthly net income: $

$4500.00

Monthly expenses: $
??Housing: $ $700
??Insurance: $ 45
??Car expenses: $ 0
??Utilities: $ 200.
??Phone, cable, internet: $ 85
??Food, entertainment: $ 650
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 200
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421465
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.48%	Starting borrower rate/APR:	11.48% / 13.60%	Starting monthly payment:	$313.18

Auction yield range:	3.23% - 10.48%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1986	Debt/Income ratio:	28%
Credit score:	860-880 (Aug-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	5y 7m
Amount delinquent:	$0	Revolving credit balance:	$18,699	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	24%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	durability-miser6	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off some bills
Purpose of loan:
This loan will be use to consolidate my current debt. I originally ask for $15,000 but withdrew my listing. I don't need the 15,000 anymore because I paid down 5500of my debt from a bonus check I recieve from work. I now need 9500.

My financial situation:
I am a good candidate for this loan because I always pay my bills on time every month. I just want one statement every month. This loan will help me get oit of debt faster and would make my life run more smoothly .
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421471
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$127.35

Auction yield range:	8.23% - 29.00%	Estimated loss impact:	7.20%
Lender servicing fee:	1.00%	Estimated return:	21.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1995	Debt/Income ratio:	10%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	36	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$1,938	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	48%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	12	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	larocita	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	660-680 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	640-660 (Aug-2008)
Principal balance:	$742.49	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
2nd loan, funds for porch repair
Purpose of loan:
Repair settling damage to the middle of the front porch?($3,000)

My financial situation:
I am a good candidate for this loan because?I am well employed as a nurse.? (RN - Registered Nurse $20.25/hr, $2.80/hr evening shift, $1.50/charge nurse diff and all the overtime that I am willing to volunteer for).? I have a property management company that I started in 1997 ($850/mo net), and am a real estate investor ($1,640/mo - all housing exenses listed below are for this 4 unit building where I live in one of the units - so I essentially have very low housing costs).? I receive $800/mo in child support for my son.

I declared bankrupcy (2004) in order to return to school as a single mom.? I did this to "buy time" from home lenders to divest 26 units of rental property so that I could have time to sell them in a slow economy versus foreclosure when tenants started losing jobs in record numbers.? I sold the houses for my mortgage balances, not at a profit, just to have the houses not "sell short".? The lenders did not lose a penny.?

I have a?680 credit score that does not reflect in my rating because of the bankrupcy.? I pay all bills on time.? The delinquincy listed is a reporting error from a second mortgage that was sold to another mortgage lender.? They have removed the balance, but not the mark, though it was their reporting error.? I am still working on having this corrected.

Monthly net income: $5,725

Monthly expenses: $4,230
??Housing: $618? (mortgage balance $72,000,?2009 tax appraisal $178,000) 5 bedroom, 4 bath house divided into 4 studio apts
??Insurance: $36 house
??Car expenses: $500 pymt and ins, 150 gas and maint
??Utilities: $525
??Phone, cable, internet: $150
??Food, entertainment: $500
??Clothing, household expenses $150
??Credit cards: $200
? Child care:? $435
? Student Loans:? $230?
??Other expenses: $650 misc

Current Credit Card Debts and Interest Rates:? (Lender/Payment/Total/Interest Rate)
? Sears?????????????????? $10.57???????? $344.57?????????? 20.47%
? Capital One?????????? $44????????????$1458.10????????? 17.9%
? Household????????????$15????????????? $138.49????????? 15.99%
??Prosper Loan??????? $34.13???????? $762.01??????????16.03%
??Bank Cash Line???? $7.05????????? $507???????????????15.99%
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421489
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,819.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$654.33

Auction yield range:	17.23% - 27.00%	Estimated loss impact:	36.07%
Lender servicing fee:	1.00%	Estimated return:	-9.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-1984	Debt/Income ratio:	54%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	11 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	4y 3m
Amount delinquent:	$0	Revolving credit balance:	$1,464	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	1
Screen name:	annybanana	Borrower's state:	Washington	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	26 ( 96% )	660-680 (Latest)
Principal borrowed:	$6,500.00	< mo. late:	1 ( 4% )	640-660 (May-2008) 620-640 (Apr-2008) 600-620 (Mar-2008) 600-620 (Dec-2007)
Principal balance:	$3,488.69	1+ mo. late:	0 ( 0% )
Total payments billed:	27
Description
Complete Debt Consolidation
ABOUT ME:? Thanks for taking the time to read my ad.? I am presently a 50-year-old, soon to be 51 on 08/29 ?single mother living with my 16-year-old son.? I am working full-time as an at-home Medical Transcriptionist which I have done for the past 16 years.? I have made great successes in improving my credit and?will continue to do so.? For?four years I have gotten back on my feet and paid all my bills on time including my car and rent.? ? I have previously paid off one loan through Prosper and am paying on a current loan which I would pay off also with this new loan.?

WHAT I WILL DO WITH THE MONEY LOANED TO ME: The $15,819 loan?will pay off?will pay?off ALL MY DEBT including my car and present loan with Prosper.??After three years of paying Prosper I will be DEBT FREE!??I presently pay $735.00 for this debt so Prosper loan will be less and a great B-day present to myself!

HERE ARE MY MONTHLY FINANCIAL DETAILS: Net income after payroll deductions from all sources: $2,600; Total monthly Income $2,600; Mortgage/Rent: $ 830.00 (this includes water); Phone: $ 72.00; Gas for car: $50.00 (work at home); Electricity:? $70.00;? Food: $ 200.00;? Eating out and entertainment:? $50.00; Insurance: $ 286.00; Cable/Internet: $ 145.00; Clothing, expenses for children, etc.? (Paid by father); Medical/Nonessentials: ?Have $100.00 deposited in Health Account for this.?????
Total Monthly Expenses: $ 1703.

I will have $897.00 left to make the payments on my Prosper loan.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421495
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$994.00

Auction yield range:	17.23% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-1987	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	8 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	16	Length of status:	4y 1m
Amount delinquent:	$0	Revolving credit balance:	$12,332	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	stylish-asset	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
FHA Downpayment
Hello,

This loan will be used to secure a home in the new york area. My financial situation is good. Credit is good with scores above 700 on all 3 bureas.

I have an IT Management business with year round steady clients that pay in advance. Computers continue to break and cause people angst and as many companies have let their in house computer staff go I have benefited by providing service to select companies that matches their in house experience with out the expense.

The loan will be use to secure a mutlifamily home with excellent rental potential in the Brooklyn, NY Area. Some of the properties will cos me less to live in than my current monthly rental amount.

Im a good candidate for this loan as I have a perfect record for rent payment above the 2300 per month threshold and excellent references to back this up. I have also been working with my major client for 8 years and the other 3 years.

My monthly income is around 12,000 per month with expenses of 8,000 pre tax. I have recently spent large sums on expansion and business development ideas as well as school tuition for my son which is why I find myself downpayment shy.

I can repay this loan monthly at 750 per month until it is paid off.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421503
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$161.34

Auction yield range:	4.23% - 9.00%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1993	Debt/Income ratio:	12%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	19y 3m
Amount delinquent:	$0	Revolving credit balance:	$82,207	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	upright-interest	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off a credit card
Purpose of loan:
This loan will be used to pay off some debt incurred through a divorce

My financial situation:
I am a good candidate for this loan because I believe?that everyone should be debt free.? Do to a divorce,? I was forced to handle the situation the best I could at the time.? I am a very resoponsible person with a good credit score.? I've been working for the same company 19 years.? I am currently seeking another job to help my family get in a better financial situation.? I plan on being debt-free one day with?enough cash on had to help others through prosper.com and have an emergency fund for future unforseen financial issues.

Thanks for considering me.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421513
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	23.23%	Starting borrower rate/APR:	24.23% / 26.53%	Starting monthly payment:	$472.24

Auction yield range:	11.23% - 23.23%	Estimated loss impact:	10.57%
Lender servicing fee:	1.00%	Estimated return:	12.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1987	Debt/Income ratio:	24%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	7y 9m
Amount delinquent:	$0	Revolving credit balance:	$92,559	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	powerprinting	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	700-720 (Latest)
Principal borrowed:	$25,000.00	< mo. late:	0 ( 0% )	740-760 (Aug-2008)
Principal balance:	$8,869.66	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Loan for Printing Project
Purpose of loan:
I will be doing a Printing Project in China
and I need some funds to complete it...

The project has been secured, the timing of the project will occur at the beginning of September

Profit margin is high, and in place

My financial situation:
I am a good candidate for this loan because?

I am a good creditable person ...high credit rating...
after the project is paid by the end user the money will be returned as agreed on with interest...
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421525
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.48%	Starting borrower rate/APR:	12.48% / 14.62%	Starting monthly payment:	$334.44

Auction yield range:	3.23% - 11.48%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1979	Debt/Income ratio:	30%
Credit score:	820-840 (Aug-2009)	Current / open credit lines:	17 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	44	Length of status:	24y 10m
Amount delinquent:	$0	Revolving credit balance:	$430	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	tomahawk910	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Putting a garage in
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421531
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 31.39%	Starting monthly payment:	$41.06

Auction yield range:	11.23% - 26.43%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-2000	Debt/Income ratio:	28%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	24	Length of status:	15y 5m
Amount delinquent:	$0	Revolving credit balance:	$5,454	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	101%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	bigred05167	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 100% )	680-700 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	680-700 (Jul-2009) 600-620 (Jun-2008) 640-660 (Jul-2007) 640-660 (Jun-2006)
Principal balance:	$530.06	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
A leg up
Purpose of loan:
This loan will be used to?
Get ready for back to school as well as get my daughter in braces before the start of the new school year- Our down payment is $500.00.
My financial situation:
I am a good candidate for this loan because my husband and I have worked very hard at improving our credit situation and we have had a lot of success in that area. I have a current prosper loan that has been in excellent standing for 2 years with never a missed or a late payment. I have had no late payments or missed payments on my credit for the last 3 years. I have been in my current job for 15 years and I am responsible and dependable.
My husband and I fell on some hard times about 5 years ago- we filed a chapter 13 debt consolidation. We paid that chapter 13 off 2 years early at 100% by makeing extra payments and working really hard to get out of it. Our credit has been perfect since then. Our credit scores used to be under 550, now they are approaching 700- I hope to hit the 700 mark in the next year

Monthly net income: $ 6,000.00 (combined spouse and myself after taxes and deductions)

Monthly expenses: $
??Housing: $ 1428
??Insurance: $ 191
??Car expenses: $ 797
??Utilities: $ 212
??Phone, cable, internet: $ 156
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $?614
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421533
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1988	Debt/Income ratio:	245%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	6 / 6	Employment status:	Retired
Now delinquent:	1	Total credit lines:	12	Length of status:	11y 11m
Amount delinquent:	$71	Revolving credit balance:	$75	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	transparent-worth	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Auto Repairs
Purpose of loan:
This loan will be used to repair my grandson's car.?

My financial situation:
I am a good candidate for this loan because i have very little debt and money saved.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421537
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 29.77%	Starting monthly payment:	$82.11

Auction yield range:	11.23% - 26.43%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-1985	Debt/Income ratio:	44%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	29 / 25	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	63	Length of status:	23y 7m
Amount delinquent:	$0	Revolving credit balance:	$245,334	Occupation:	Pilot - Private/Com...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	hfpinc	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	660-680 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	660-680 (Jul-2009) 660-680 (May-2008)
Principal balance:	$4,841.71	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
business expense
Purpose of loan:
This loan will be used to? insurance renewal

My financial situation:
I am a good candidate for this loan because? pay all my bills on time

Monthly net income: $ 12000

Monthly expenses: $
??Housing: $ 4500
??Insurance: $?200
??Car expenses: $338
??Utilities: $ 200
??Phone, cable, internet: $ 200
??Food, entertainment: $ 750
??Clothing, household expenses $ 1000
??Credit cards and other loans: $ 2500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421539
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-2001	Debt/Income ratio:	30%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	5 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	4y 3m
Amount delinquent:	$0	Revolving credit balance:	$8,388	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	chief5	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Small Ecommerce Business
Purpose of loan:
I am starting a small ecommerce business. This loan will allow me to purchase the web design and allow for a small marketing budget. I have excellent credit and have never missed a payment in my life. I do have a full time job which pays all my bills and have been in this job for several years.

Monthly net income: $ 1600.00

Monthly expenses: $
??Housing: $ 515.00
??Insurance: $ 65.00
??Car expenses: $ 0.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 90.00
??Food, entertainment: $ 150.00
??Clothing, household expenses $
??Credit cards and other loans: $ 200.00
??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421545
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 29.77%	Starting monthly payment:	$123.17

Auction yield range:	11.23% - 26.43%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	10 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	16	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$16,120	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	55%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	gold-meadow	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
consolidating all creditors
Purpose of loan:
This loan will be used to repay business expenses and to?repay other expenses at home.?

My financial situation:
I am a good candidate for this loan because?I have a great repay history and I pay my bills on time. While a prior bankruptcy is showing on my credit report, the bankruptcy was discharged in July 2001.

Monthly net income: $ 1125.00

Monthly expenses: $
??Housing: $ 530
??Insurance: $ included in mortgage
??Car expenses:?80.00
??Utilities: $?70.00
??Phone, cable, internet: $ 56.00
??Food, entertainment: $?
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 300.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421551
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 29.77%	Starting monthly payment:	$123.17

Auction yield range:	11.23% - 26.43%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1994	Debt/Income ratio:	10%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	44	Length of status:	8y 3m
Amount delinquent:	$0	Revolving credit balance:	$1,811	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	15%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	13	Homeownership:	No
Inquiries last 6m:	4
Screen name:	iwantoutofdebt	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	660-680 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	600-620 (Aug-2007)
Principal balance:	$787.62	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Paying the Taxman
Purpose of loan:
Pay the Taxman

My financial situation:
I took my first prosper loan out nearly 2 years ago.? At that time I was eyeball deep in credit card and payday loan debt.? Since that time I have paid off all payday loans and settled my credit card debt.? I have also made automated payments to prosper each and every month.? I am in a much better financial situation then 2 years ago.? My credit score is lower at this time because of the settlements that we did make on the credit cards, although, the score has increased 40 points since taking out my first prosper loan, despite the debt settlement.? The last credit card was settled in April 2008.?

My husband, who was in Human Resources for years, has returned to school full time to pursue an engineering degree. I am currently the sole supporter of our household that includes 2 college students and 1 highschool student.? We owe the IRS 3000.00 for 2008 Income Taxes, which I do have an extension until Oct. 15.? We currently do have savings that would cover the bill, but I would prefer to make monthly payments and not deplete the savings that we have so that we can use that for college expenses as they come up.? He will finish the degree program in Dec. 2010.

Monthly net income: $?2798 (after taxes, 401k, insurance, etc.)

Monthly expenses: $?

??Housing: $?750
??Car Insurance: $?200.00
??Utilities: $ 200?
??Groceries: $400?
? Gas: $200.00
? Gym:$75
??Prosper Loan #1-71.00 (scheduled to end Sept. 2010)
? Chase Credit Card-23.00

Total Expenses: $ 1919.00
I do not have car payments listed because all of our cars are paid off.

$879.00 left after expenses to pay prosper loan payment and additional school related bills as they come up.

Our current savings account is in the amount of 8000.00.

Bills I will pay with Prosper Loan:

IRS-3000.00

Again, I ask that you check out my payment history with my current prosper loan, and know that if you choose?to fund me, you will not be sorry.? Please contact me with any questions that you might have.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421555
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$148.65

Auction yield range:	14.23% - 19.00%	Estimated loss impact:	14.84%
Lender servicing fee:	1.00%	Estimated return:	4.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-2003	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$2,927	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	bill-nest	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for College
Purpose of loan:
This loan will be used to? pay for my summer?tuition that is due?

My financial situation:
I am a good candidate for this loan because? I am fresh out of college and work for JPMorgan which will allow me to make the necessary payments required

Monthly net income: $
about $1600
Monthly expenses: $
??Housing: $?400????
??Insurance: $ 200 (every other month)
??Car expenses: $
??Utilities: $ 100
??Phone, cable, internet: $
??Food, entertainment: $ 100
??Clothing, household expenses $
??Credit cards and other loans: $ 400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421557
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.23%	Starting borrower rate/APR:	18.23% / 20.44%	Starting monthly payment:	$272.01

Auction yield range:	17.23% - 17.23%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.22%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1990	Debt/Income ratio:	42%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	37	Length of status:	7y 11m
Amount delinquent:	$40	Revolving credit balance:	$5,325	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	43%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	jnpinvestor	Borrower's state:	Wisconsin	Borrower's group:	HARD MONEY LOANS
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	30 ( 100% )	660-680 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	700-720 (Mar-2008) 700-720 (Aug-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	30
Description
consolidate debt
Hi, I am having trouble paying my bills in this economy.Have fell behind in some of my bills and I would like you to help me get back on track with my bills. this will help me pay off some credit cards. I thank you for your help in this matter.

The delequences that are on my credit report and other thing that you my find that detract from funding me have been all taken care of and will not affect the way I repay this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421563
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	13.98%	Starting borrower rate/APR:	14.98% / 17.15%	Starting monthly payment:	$138.62

Auction yield range:	4.23% - 13.98%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	11.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-2000	Debt/Income ratio:	37%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$8,237	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	30%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	thecubanheat	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 3	On-time:	19 ( 100% )	700-720 (Latest)
Principal borrowed:	$7,250.00	< mo. late:	0 ( 0% )	680-700 (Apr-2009) 660-680 (Mar-2008) 640-660 (Dec-2007) 660-680 (Feb-2007)
Principal balance:	$0.01	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
4 times successful Prosper borrower
Purpose of loan:This is my 4th time as a borrower on Prosper, and I am glad the company is back up and running! With Prospers help, I have successfully been able to consolidate debt slowly but surely and pay it off! My credit has boosted into the 700s and I am grateful for all the positive Prosper experiences I've had. Currently, I am looking to pay off?another high interest?credit card, my very last credit card with over 20% interest rate, and due to past relations with Wells Fargo, I want to finally shut the door on their business. I want to bring my business back to Prosper. I understand that $4,000 is asking quite much considering my last 3 Prosper loan principal balances were for under just a few thousand, but I am confident in my ability to repay this loan, and I am confident lenders will see the success I have had in timely repayments of past loans and once again bid on my behalf.

My financial situation:
I am a good candidate for this loan because I have been a very dependable and successful Prosper borrower in the past. I make my monthly minimums each and every month, and tend to pay more whenever possible. Despite my credit grade, Prosper lenders have still funded three loans in the past with which I have gone above and beyond to repay in an efficient and timely manner. I am confident I can do the same with this loan.

I look to realistically have this loan paid off between 1 and 1.5 years.

Monthly net income after taxes (not including gratuity): $1,900 ($1500 FT job, $400 PT job)

I work as a bellman and valet at a luxury residential condominium. I earn $13/hour + gratuities currently and work full time. I also recently got a part time job as a shuttle driver earning $10/hr + gratuities

Monthly expenses: $914
??Housing: $375 rent
??Insurance: $48 auto insurance
??Car expenses: $40 gas
??Utilities: $35 electric and water (my half)
??Phone, cable, internet: free, paid by landlord
??Food, entertainment: $100 groceries
??Clothing, household expenses $50
??Credit card: $280 (Once my credit card is paid off, it will just be the Prosper loan, which will be easier to deal with!)

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421573
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$510.03

Auction yield range:	17.23% - 23.00%	Estimated loss impact:	35.82%
Lender servicing fee:	1.00%	Estimated return:	-12.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	11 / 10	Employment status:	Self-employed
Now delinquent:	2	Total credit lines:	20	Length of status:	15y 7m
Amount delinquent:	$140	Revolving credit balance:	$1,281	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	45%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	14	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	maryell53	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt consoidation
Purpose of loan:
This loan will be used to?
pay off car and credit cards and expand my Tax Accounting business
My financial situation:
I am a good candidate for this loan because? My debt is paid on time, and my Tax business is very lucrtive

Monthly net income: $ 4000.00

Monthly expenses: $
??Housing: $ 695.00
??Insurance: $ 351.00
??Car expenses: $ 393.00
??Utilities: $ 150
??Phone, cable, internet: $ 156
??Food, entertainment: $200
??Clothing, household expenses $ 150
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421579
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.99%	Starting borrower rate/APR:	12.99% / 15.13%	Starting monthly payment:	$404.27

Auction yield range:	3.23% - 11.99%	Estimated loss impact:	1.52%
Lender servicing fee:	1.00%	Estimated return:	10.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1998	Debt/Income ratio:	6%
Credit score:	800-820 (Aug-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$1,754	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	truth-fuse	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate Debt at Good Rate!
Purpose of loan:
This loan will be used to? Consolidate debt.? I have a personal loan that has a balance of 8K and a credit card balance of about 3K.

My financial situation:
I am a good candidate for this loan because?I will always find a way to pay back a creditor and also have a very good income.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421585
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	26.17%	Starting borrower rate/APR:	27.17% / 29.51%	Starting monthly payment:	$409.16

Auction yield range:	17.23% - 26.17%	Estimated loss impact:	19.52%
Lender servicing fee:	1.00%	Estimated return:	6.65%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1992	Debt/Income ratio:	32%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	22 / 18	Employment status:	Retired
Now delinquent:	0	Total credit lines:	41	Length of status:	29y 8m
Amount delinquent:	$0	Revolving credit balance:	$5,217	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	26%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	wauktown62	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	7 ( 100% )	700-720 (Latest)
Principal borrowed:	$6,500.00	< mo. late:	0 ( 0% )	720-740 (Jul-2009) 740-760 (May-2009) 660-680 (Sep-2008) 700-720 (Jan-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	7
Description
Pay off credit cards
Purpose of loan:
This loan will be used to pay off credit card purchases and home improvements?

My financial situation:
I am a good candidate for this loan because ,I have successfully paid my inital prosper loan as well as other expenses I work very hard to maintain my credit rating and I only live below my means i intend to use my credit wisely and as soon as poosible i will continue to invest in prosper and promote?it often??
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421597
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 30.04%	Starting monthly payment:	$61.58

Auction yield range:	11.23% - 26.43%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1997	Debt/Income ratio:	2%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	2
Screen name:	fervent-revenue6	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need auto repairs
Purpose of loan:
This loan will be used to fund automotive repairs on my wife's and my car?

My financial situation:
I am a good candidate for this loan because I am working on rebuilding my credit so that I may purchase a home next year.

Monthly net income: $2500

Monthly expenses: $
??Housing: $650.00
??Insurance: $
??Car expenses: $0
??Utilities: $150
??Phone, cable, internet: $100
??Food, entertainment: $50
??Clothing, household expenses $100
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421603
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1997	Debt/Income ratio:	17%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$13,067	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	canamoney	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debit Consolidation
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 5000

Monthly expenses: $
??Housing: $ 1100
??Insurance: $ 200
??Car expenses: $?600?
??Utilities: $ 150
??Phone, cable, internet: $ 100
??Food, entertainment: $ 500
??Clothing, household expenses $
??Credit cards and other loans: $ 475
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421609
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1993	Debt/Income ratio:	35%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	15y 3m
Amount delinquent:	$0	Revolving credit balance:	$8,582	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	12	Homeownership:	No
Inquiries last 6m:	2
Screen name:	gilbert10021	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	640-660 (Latest)
Principal borrowed:	$1,200.00	< mo. late:	0 ( 0% )	620-640 (Aug-2008)
Principal balance:	$888.21	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
paying off finance company at 42%
Purpose of loan:
This loan will be used to?
pay a finance company off that is charging 42% interest. i?want to?paying them off early.
My financial situation:
I am a good candidate for this loan because?
i am not late on one single bill on my credit report, i have been at the same 2 jobs for over 10 years, and i already have paid prosper 12 months in a row on time on my first loan. this will be my second loan on prosper and i hope to consolidate all my bills to prosper eventually. and i will always start the interest at 35% for yall. email me if you need anything. thanks.
Monthly net income: $ 2000

Monthly expenses: $
??Housing: $ 275
??Insurance: $ 31
??Car expenses: $ 60
??Utilities: $ 80
??Phone, cable, internet: $ 72
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 900
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421625
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,500.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$467.98

Auction yield range:	6.23% - 14.00%	Estimated loss impact:	5.24%
Lender servicing fee:	1.00%	Estimated return:	8.76%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-1995	Debt/Income ratio:	18%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	10y 8m
Amount delinquent:	$0	Revolving credit balance:	$166,185	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	openness-matrix	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off revolving debt
Purpose of loan:
This loan will be used to? pay off debt that was accrued getting out of college, buying a home and starting a family.

My financial situation:
I am a good candidate for this loan because?my husband and I both work and we plan on closing the credit cards that will be paid off. We have no problem paying the bills (we both have about 10 years in at our jobs), but we want to get rid of the debt ASAP. The payment for this loan will be auto-deducted every month and will replace the payments that we were paying on the credit cards.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421631
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$733.12

Auction yield range:	17.23% - 18.00%	Estimated loss impact:	35.50%
Lender servicing fee:	1.00%	Estimated return:	-17.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	4 / 3	Employment status:	Self-employed
Now delinquent:	2	Total credit lines:	20	Length of status:	0y 6m
Amount delinquent:	$5,791	Revolving credit balance:	$287	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	13	Homeownership:	No
Inquiries last 6m:	4
Screen name:	commerce-sage	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchase 4 Unit Building
Purpose of loan:
This loan will be used to purchase a 4 unit building and make the necessary repairs to make it rentable. I am going to purchase the building for $12,000 and use the remaining $8,000 for closing costs and rehab work. Three of the four units only need some holes patched and some paint.? The fourth unit needs the most work. There is a 2 car garage that will be rented also. There is also some plumbing work that needs to be done due to someone breaking in and stealing some of the copper piping.

Rents are between $400-$450 for the apartments and $125 for the garage. Making the building grossing at least $1725 a month which will be paying for this loan.

Monthly net income: $ 5000.00 a month with this buildings rents I work as a interior carpenter also.

Monthly expenses: $
??Housing: $ 400 Rent
??Insurance: $ 85/Car Insurance
??Car expenses: $ 200 Car Payment
??Utilities: $ 50/ Electric
??Phone, cable, internet: $ 200/ Cable - Internet - Phone

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421637
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,300.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 29.77%	Starting monthly payment:	$94.43

Auction yield range:	11.23% - 26.43%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	21 / 20	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	46	Length of status:	7y 7m
Amount delinquent:	$0	Revolving credit balance:	$24,117	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	blue-reverent-funds	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Convert Studio Space to Rental
Purpose of loan:
This loan will be used to convert a space above a detached garage into a small rental unit. This will allow for an additional income of $350/month. A friend of the family has already expressed an interest in moving in as soon as a small bathroom can be plumbed in. All other improvements have already been made.

My financial situation:
I am a good candidate for this loan because I never miss payments, and have a steady income through self-employment.

Monthly net income: $ 5600

Monthly expenses: $
??Housing: $ 1700
??Insurance: $ 450
??Car expenses: $ 320
??Utilities: $ 250
??Phone, cable, internet: $ 145
??Food, entertainment: $ 500
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 380
??Other expenses: $ 240
undefinedundefinedundefinedundefinedundefined
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421649
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$498.21

Auction yield range:	6.23% - 11.00%	Estimated loss impact:	5.18%
Lender servicing fee:	1.00%	Estimated return:	5.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-2004	Debt/Income ratio:	25%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	21 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$26,170	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	isha206	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	28 ( 100% )	740-760 (Latest)
Principal borrowed:	$20,000.00	< mo. late:	0 ( 0% )	740-760 (Mar-2007)
Principal balance:	$5,093.52	1+ mo. late:	0 ( 0% )
Total payments billed:	28
Description
Consolidating Credit Cards
This is my second loan with prosper. With my last loan I had paid off most of my student loans and credit card debt.I am a home owner,?and working as a Physician in Major Teaching Hospital for almost three years.?Last year I had to take 7 months unpaid maternity; I was on complete bed rest, during that time my husband also took?unpaid leave. I have been back full time now for almost 10 months and we are still paying off credit card debt from last year. Despite the loss of income we have never missed or been late with mortgage or any other payments .Three of my credit cards with remaining balance have high interest rates 14%-16% (Citi: $6700, Chase: $3200, AMEX: $4500). ?I would like to consoidate those payments with this loan with?low intrest?rates. ?

I hope I will get some help from Prosper Lenders.

Monthly Joint Income: $10500 (after taxes)
Mortgage, Taxes, Insurance: $3000
Car Payments, Insurance: $1100
Utilities: $700 (phone, electric and others)
Prosper loan: $660
Child Care: $1200
Household expenses: $1800
Credit Card payments: $1150
Savings: $300

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421655
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	27.80%	Starting borrower rate/APR:	28.80% / 31.16%	Starting monthly payment:	$146.29

Auction yield range:	14.23% - 27.80%	Estimated loss impact:	15.27%
Lender servicing fee:	1.00%	Estimated return:	12.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-2006	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$4,398	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	hope-cluster	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying For Housing For College
Purpose of loan:
This loan will be used to pay for my College Housing. I'm a college student at the University of Dayton,?who is in need of money to secure a lease for my last year of school..

My financial situation:
I am a great candidate for this loan because? I currentlly have an excellent job that is flexible with my hours. I work during the summer doing internships and fellowships that pay cash, as well as i've had a job since i was 14 years of age and understand the purpose and process of a loan. Just for the record, I've never been late on a payment.

Monthly net income: $ 1,000 - $1,400

Monthly expenses: $
??Housing: $? 0 or $450 if i get this loan
??Insurance: $? 0
??Car expenses: $ 0?
??Utilities: $? 0
??Phone, cable, internet: $? 0
??Food, entertainment: $ 150
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 70
??Other expenses: $? 25
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421679
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 18.18%	Starting monthly payment:	$351.57

Auction yield range:	14.23% - 15.00%	Estimated loss impact:	14.65%
Lender servicing fee:	1.00%	Estimated return:	0.35%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-2000	Debt/Income ratio:	21%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	17 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$9,803	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Shani	Borrower's state:	NewYork	Borrower's group:	MustardTree
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	680-700 (Latest)
Principal borrowed:	$4,500.00	< mo. late:	0 ( 0% )	580-600 (Jul-2006) 580-600 (Jun-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Paying off my Credit Cards
I am taking out this loan to pay off some credit card bills that I have accrued over time. This is my second loan on prosper. I paid off my first prosper loan in full with out any late payments. I am looking for for a lower interest rate than what my credit cards currently have.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421685
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.93%	Starting borrower rate/APR:	13.93% / 16.09%	Starting monthly payment:	$341.44

Auction yield range:	4.23% - 12.93%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	10.78%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1993	Debt/Income ratio:	34%
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	18 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	22y 7m
Amount delinquent:	$0	Revolving credit balance:	$35,644	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	fairness-igloo1	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off Highest Interest C Cards
Purpose of loan:
This loan will be used to?
consolidate highest interest rate credit card debt.
My financial situation:
I am a good candidate for this loan because?

A) I pay my bills on time even in the face of hardships (set aside some money to make required cc payments until housing market turns around
??? and I can consolidate debts into another refinance)

B) Some banks don't appreciate the customers who go by the rules (lowering credit lines/raising interest rates on best customers causing havoc with?
??? FICO?score). Best way to get even is to not pay them one more dime of interest.

C) Investors here could use a decent return on their money more then some banks who got our taxpayer money anyway.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421691
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$904.72

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jan-1990	Debt/Income ratio:	4%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	6 / 6	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	25y 2m
Amount delinquent:	$0	Revolving credit balance:	$9,947	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	asset-brilliance128	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Cashflow Loan
Purpose of loan:
We are looking for a short-term cashflow loan to help maintain our successful lodging business at the level of quality for which it is known.? The combination of the recent acquisition of an under-performing 2nd inn (which generated more start-up expenses than projected due to years of mis-management prior to our acquisition), as well as a few months of a modes dip in revenue due to the economy, have caused the amount of cash we have available for unexpected expenses to dip a bit low for our taste.

My financial situation:
? Our new business has rapidly increasing revenue, occupancy appears to be returning to pre-recession levels, and we have some amazing projects in the works that will almost certainly cause our revenue to skyrocket (including the recent shooting of a movie featuring our B&B and food).? Check us out at www.strawberrycreekinn.com and www.strawberrycreekbunkhouse.com.? Our debt-to-business value and debt-to-income ratios are strong, although this information does not seem to be captured in the application process.? Estimated business value is $2.9 million, versus outstanding debt of $1.58 million.? Income reported in application includes both salary from part-time employment as a Registered Nurse (which can be increased to full-time easily if needed) as well as revenue from the business.? Application indicates no home ownership because we live on the premises of our B&B and the mortgage apparently does not show up on my personal credit report.? Other aspects of our arrangement, which are typical for innkeepers, also likely cause the automated scoring system to classify us as 'high risk'.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421703
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$633.30

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1993	Debt/Income ratio:	41%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	17 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	6y 8m
Amount delinquent:	$0	Revolving credit balance:	$35,199	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	worlds-best-duty8	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Freedom from Credit Cards
Purpose of loan:
This loan will be used to consolidate all my credit card so that I can pay them off.
My financial situation:
I am a good candidate for this loan because I have the ability to pay?it back. I chose this route because I desire to end the credit card?payment?routine that seems to never go down. Recently, they?have?been increasing the interest rates.?I am also willing to set up direct draft from my checking account or allotment for my paycheck.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421709
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,600.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$208.09

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1990	Debt/Income ratio:	10%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	3 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Car Dealer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	1
Screen name:	UIVandalfan	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards & medical bill
Purpose of loan:
This loan will be used to? pay off closed credit cards that still have open balances and 2 old medical bill that I have been making monthly payments on

My financial situation:
I am a good candidate for this loan because? I have 20 plus years in my career field.? I do not have a lot of debt but would like to accelerate the payoff of these old accounts????????

Monthly net income: $ 6150.00

Monthly expenses: $
??Housing: $ 1192.00
??Insurance: $ 89.00
??Car expenses: $ 405.00
??Utilities: $ 255.00
??Phone, cable, internet: $ 175.
??Food, entertainment: $?600.00
??Clothing, household expenses $ 250.00
??Credit cards and other loans: $ 175.00
??Other expenses: $ 700.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421715
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$594.62

Auction yield range:	11.23% - 19.00%	Estimated loss impact:	10.45%
Lender servicing fee:	1.00%	Estimated return:	8.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1993	Debt/Income ratio:	28%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$5,568	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	48%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	61	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	debt-tulip833	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off mine and my wife's credit cards we used to take a trip to see my grandmother who is ill.

My financial situation:
I am a good candidate for this loan because I have a good paying and steady job and wish to be credit card free as soon as we can manage. We make more than the minimum monthly payments on the credit cards and the estimated payment amount on the requested loan amount is about the same as we are paying. This would allow us to pay off the amount quicker with one steady interest rate.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421733
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.11%	Starting borrower rate/APR:	21.11% / 23.36%	Starting monthly payment:	$94.33

Auction yield range:	8.23% - 20.11%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1996	Debt/Income ratio:	48%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	19y 10m
Amount delinquent:	$0	Revolving credit balance:	$10,449	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	6	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	newest-soulful-return	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I need a engine for my daughter car
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421745
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,800.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$171.90

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jun-1998	Debt/Income ratio:	37%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	13 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$5,413	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	needybody	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to help me maybe get back on track.?

My financial situation:
I am a good candidate for this loan because I may owe a bunch of creditors, but I do make payments on time every month.? Desperately need to get some credit cards combined?so monthly?payments are reduced.

e: $ 2000

Monthly expenses: $
??Housing: $ 384
??Insurance: $?130
??Car expenses: $
??Utilities: $ 180
??Phone, cable, internet: $ 60
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 750
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421751
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.38%	Starting borrower rate/APR:	11.38% / 13.50%	Starting monthly payment:	$82.30

Auction yield range:	4.23% - 10.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-2000	Debt/Income ratio:	45%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	16 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	4y 8m
Amount delinquent:	$0	Revolving credit balance:	$19,355	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Coolwatern	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
The purpose of this loan is to pay off some credit card debt at a lower rate.
My financial situation:
I am a good candidate for this loan because I have good credit and pay all of?my bills on time.

Monthly Net Income: $2200
Housing??????? $505
Insurance????? $50
Auto Loans??? $325
Utilities????????? $175
Food?????????????$100
Crdit Cards??? $500
Doctor Bills???$40
Internet???????? $25
Gas????????????? $300

Thanks for looking at my auction?and hopefully you can help me.
If you have any questions please ask.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421763
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	8.00%	Starting borrower rate/APR:	9.00% / 11.09%	Starting monthly payment:	$174.90

Auction yield range:	6.23% - 8.00%	Estimated loss impact:	5.12%
Lender servicing fee:	1.00%	Estimated return:	2.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-2001	Debt/Income ratio:	9%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$4,369	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	43%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	terrific-finance6	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off Debt and Get My Dog Surgery
To all Prosper Lenders:

Thank you for clicking on my request for a Prosper loan. Just your support means the world to me and I appreciate your kindness and generosity more than you can imagine.

Purpose of loan:

This loan will be used for? paying off my high interest credit cards so that I can live debt free and also for getting surgery for my 4-year-old Cocker Spaniel. Being debt free is my ultimate goal and I want it more than anything. I'm almost there, but I really need your help. Also, last April I rescued my dog, Chance, from the Cocker-Spaniel Rescue of Virginia and promised to take care of him to the best of my ability. I love Chance with all of my heart- anyone who knows me can vouch for that, but I recently found out that he has Cherry Eye (which is very common in Cockers) and Patellar Luxation, also known as Slipping Stifles, which is causing him to feel pain and to limp. Seeing Chance like this breaks my heart everyday. He is in desperate need of surgery, both on his eye and on his knee, and I cannot afford the surgery without this loan.

My financial situation:

I am a good candidate for this loan because? I have great credit and have never had any credit problems in the past. I always pay all of my bills on time and do not have any deliquents. I have a full-time job as a teacher and pour my heart and soul into helping others. If fully funded, I would love nothing more than to take care of my own debt as a borrower on Prosper and then return to the community as a lender. Once again, words cannot ever express my gratitude towards Prosper and all of you for taking my request into consideration. Chance and I both thank you so much in advance!?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421769
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.38%	Starting borrower rate/APR:	13.38% / 15.53%	Starting monthly payment:	$338.77

Auction yield range:	4.23% - 12.38%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	10.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1994	Debt/Income ratio:	6%
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	9y 10m
Amount delinquent:	$0	Revolving credit balance:	$90,914	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	shorttermloans	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	8 ( 100% )	760-780 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	840-860 (Oct-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	8
Description
AA Borrower - Father of Twins
Purpose of loan:
I am completing my Weekend MBA program at the Fuqua School of Business and would like to use this loan to pay off internal debt

My financial situation:
I have excellent credit and good income of for over a decade.? My income has come down some this past year due to the economy but many years have exceeded 200,000.

Monthly net income: $ 4,500 (actually takehome after taxes, etc...) (note: current recession level income) often see very possible increase

Monthly expenses: $
??Housing: $ 2200
??Insurance: $ 200
??Car expenses: $ 0 (Both cars (1999 and 2003 year?are paid in full)
??Utilities: $ 200
??Phone, cable, internet: $ 200
??Food, entertainment: $?500
??Clothing, household expenses $ 400
??Credit cards and other loans: $ 200
??Other expenses: $ 0

My expenses may seem high but are due to?3 kids under?8 (picture is of twins) and my wife is staying at home to care for them.? My wife is a school psychologist and could work if she wanted to.

Additionally, I also have ~50,000 (yes even after the stock market fall) in non-retirement mutual funds that serve as a safety net.

Jeff

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421781
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	29.18%	Starting borrower rate/APR:	30.18% / 34.21%	Starting monthly payment:	$42.55

Auction yield range:	11.23% - 29.18%	Estimated loss impact:	10.73%
Lender servicing fee:	1.00%	Estimated return:	18.45%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-2000	Debt/Income ratio:	20%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	6 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	9y 3m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	luminous-credit4	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Vacation expenses
Purpose of loan:
This loan will be used to? take a vacation to Florida.

My financial situation:
I am a good candidate for this loan because? I am a very prompt and consistent when it comes to taking care of my financial obligations.? I deal with the worst of the worst on a daily basis being a police officer.? I enjoy helping and serving the public; however, everyone deserves some rest and relaxation. The money?I am seeking would ensure a much needed vacation takes place.??Paying the money back would not be a concern due to the extra income from my husband who?has been a police officer?with the same deaprtment for almost 22 years.? ???

Monthly net income: $ 2040.00

Monthly expenses: $
??Housing: $ 900
??Insurance: $ 50
??Car expenses: $ 0.00
??Utilities: $ 150.00
??Phone, cable, internet: $ 50.00
??Food, entertainment: $ 75.00
??Clothing, household expenses $ 0.00
??Credit cards and other loans: $ 180.00
??Other expenses: $ 0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421787
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Dec-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	5 / 5	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	10	Length of status:	0y 7m
Amount delinquent:	$423	Revolving credit balance:	$0	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	cash-implementer	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Equipment for Business
Purpose of loan:
I currently own and operate a mobile detailing business. This loan will be used to purchase a vapor steamer for my mobile detailing business. The product is available for viewing at mainesteam.com.

My financial situation:
I am currently in a dispute with Blue Cross of Alabama over some unpaid medical claims. We had our first child on 12/05/2008 at which time I had insurance through my employer. I left that company in January. Blue Cross says that have taken care of the lapse in coverage. However, we are still receiving bills and collection letters from our hospital.
My wife and I netted over $60,000 last year. She is a Hospice Nurse here in Pensacola. We own our home which we have lived in for a year and 3 months. We are current on our?mortgage and car payment. The new steaming service that I am wanting to provide has already landed a contract worth $400 per month. I am certain that my increased cash flow from my upgraded service will pay this loan with ease. Right now my business nets about $2,000 monthly. My new business model goal is to net $5,000 a month in six months.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421793
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1996	Debt/Income ratio:	35%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	2 / 3	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	18	Length of status:	10y 4m
Amount delinquent:	$2,009	Revolving credit balance:	$10,393	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	15%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	23	Homeownership:	No
Inquiries last 6m:	2
Screen name:	delectable-credit2	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Avoid losing my house.
Purpose of loan:
This loan will be used to? catch up on my house payment. To avoid it being forclosed on.

My financial situation:
I am a good candidate for this loan because? I will pay it back in a timely fashion. I got behind due to my car breaking down.

Monthly net income: $2,800

Monthly expenses: $
??Housing: $ 1,700
??Insurance: $ 164.00
??Car expenses: $
??Utilities: $ 200.00
??Phone, cable, internet: $ 89.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421817
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,700.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$76.90

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Feb-1985	Debt/Income ratio:	7%
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	15	Total credit lines:	46	Length of status:	4y 8m
Amount delinquent:	$58,583	Revolving credit balance:	$465	Occupation:	Other
Public records last 12m / 10y:	0/ 3	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	99	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	bigtime40	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	46 ( 100% )	600-620 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	600-620 (Jul-2009) 600-620 (May-2008) 580-600 (Aug-2006)
Principal balance:	$2,101.50	1+ mo. late:	0 ( 0% )
Total payments billed:	46
Description
Growing Company/PROVEN Prosper Rcrd
I am currently in the process of expanding an existing?eight year old business that provides contract delivery service to local customers. I have (2) employees servicing (3) major accounts. ?I have been offered?the delivery contract for a local grocery chain that?now offers home delivery for their pharmacy.?My current vehicles are full sized vans that are not feasible in the long term for the high volume/short trip nature of the business. I have amended my loan needs to?aquire only one vehicle. The loan will cover the up front costs of the vehicle. Revenue from the new business will more than cover?expenses including loan costs.??

I have a?nearly (4) year history with Prosper including?completed loans with?never a missed or late payment providing my?investors with an attractive return and allowing them to share?in my success. I am willing to address any concerns or provide any additional information that may be needed. My large deliquent $ amount and # deliquencies involves three judgments?against?a company that I??had a small?ownership stake. The judgments were awarded for prior damages claimed by?existing franchisees after my company bought the brand out of bankruptcy.?I have not had to open any personal credit accounts in the past 4 years and only utilize a small business line of credit that is only available for approved uses.(i.e. payroll, direct expenses)?

My projected monthly cash flow for the new business is as follows:

Revenue ............................................. 11.200.00
((2)delivery vehicles available 12hrs/day....proj. 312 total-billable-hrs/mo/vehicle)
(avg. 6 dels/hr @ avg. 3.00/del. x (2)vehicles).. My contract allows a sliding scale on delivery fees based upon the type of service(i.e.24 hour(standard),On-Call, Express, delivery inside or outside of contracted zip codes.) There was very little historical data from the client so I based my projections on previous business we have done and kept them on the conservative side. Business will be billed on a per/delivery basis, but I have converted to a billable hour projection to aid in forecasting and tracking revenue. I will be using one of our current vehicles to meet delivery needs in the short term.

Labor ................................................. (6550.00)
(624 man hrs @ 10.50/hr)

Vehicle Expense.................................. (2286.00)
Lease Payment combined (277.00)
Fuel/maint (1630.00)
Upfront costs (180.00)> (incl. Prosper loan, sales tax, reg.)
Insurance (199.00)

Misc. Direct Expenses .....................??? (310.00)
Nextel RouteSmart > (creates efficient routing of scheduled deliveries and allows for verification and tracking of delivery needs)?

????????????????????????????????????????????????????????__________
Monthly Net???????????????????????????????????????? 2054.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421835
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$929.09

Auction yield range:	17.23% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Feb-2000	Debt/Income ratio:	25%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	18 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$12,645	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	14%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	entertaining-vigilance	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Established Small Business
We are an established business in Pennsylvania, and are in need of financing.We provide early intervention services (speech,physical, and occupational therapy) to developmentally challenged children in the Philadelphia area. We are reimbursed for our services through government funds, and due to the current budget impasse in Harrisburg, the funds have not been released. .In order for us to continue to provide the much neede services we need money to pay the therapists that work for us.

My financial situation:
We are?a good candidate for this loan because we have been informed that the state funds are available, but just cannot be released until the budget is finalized. The early intervention program that we provide services for is partly federally funded and partly stae funded. We are still receiving the federal portion, and it is only the state portion that is being held up. The funds are government guaranteed.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421841
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	29.18%	Starting borrower rate/APR:	30.18% / 34.21%	Starting monthly payment:	$42.55

Auction yield range:	11.23% - 29.18%	Estimated loss impact:	10.73%
Lender servicing fee:	1.00%	Estimated return:	18.45%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1974	Debt/Income ratio:	68%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	20 / 20	Employment status:	Retired
Now delinquent:	2	Total credit lines:	40	Length of status:	1y 7m
Amount delinquent:	$1,290	Revolving credit balance:	$33,306	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	14%
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	wise-graceful-wampum	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
AUTO REPAIR
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? I need this loan to fix my vehicle, I do person care for elderly and need a reliable vehicle. thank you for your consideration. I used my saving to help out a family memebr and now this came up with my vehicle.

Monthly net income: $ I receive 800.00 in social security - my husband receives the same amount per month

Monthly expenses: $
??Housing: $ 100.00
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 100.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421853
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Sep-2001	Debt/Income ratio:	83%
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	12 / 11	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$6,308	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$1-$24,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	2
Screen name:	azn12luv	Borrower's state:	NewYork	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	600-620 (Jul-2009) 640-660 (Mar-2008)
Principal balance:	$1,195.24	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Paying off debt.
Purpose of loan:
The purpose of this loan is to pay down some of my debt in medical finances and credit cards.

My financial situation:
I really hope to get this help from all the people who will bid on this listing. I feel that I?am a good candidate for this loan because I am a college graduate still living at home and have realized my responsibility to start over and better my finances by getting rid of my debt to rebuild my credit for my future. Even though I work in retail I will be very responsible?in making payments on time because I have very few expenses and knowing how important this loan would be in helping me with my finances. I understand my listing may not seem appealing since my credit score is bad, but I already have one loan from Prosper and all of my payments as of yet have been on time. I really want to build back up my credit and not have such a burden on my shoulder by these financial issues anymore. I really do hope?everyone can help me out. Thank you for your time and patience.

Monthly net income: $ 475

Monthly expenses: $
??Housing: $ 0
? Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 25
??Clothing, household expenses $ 25
??Credit cards and other loans: $?6,000 to pay off
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421859
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,800.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$126.66

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	May-1992	Debt/Income ratio:	20%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	38	Length of status:	6y 0m
Amount delinquent:	$85	Revolving credit balance:	$31,620	Occupation:	Scientist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	magnificent-value	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying school fees
Purpose of loan: This loan will be used to pay the balance of my daughter's private school fees?for the academic?year starting next month. She is bright and talented and I am providing her with?a good?education to nurture her ambitions. She has attended the school for the last two years?and has shown great progress?and I would like for her to continue there. All my bills have been paid on time and I consider myself a great candidate for your program. I can provide any necessary information to confirm my income and employment. I am using Prosper because loans have dried up from traditional banks for private school education. I certainly will not let you down. Thank you for your time and generous consideration.

My financial situation: I am a very good candidate for this loan because I have been with my current company since 2003. I have an income and yearly bonus of $88,000. My 660 credit score reflects credit card limits lowered by banks earlier this year during the economic crisis. This has?significantly impacted my utilization percentage. I have paid all my monthly debt on time for the past several years and I can assure you that I am able to meet this obligation.

Monthly net income: $ 5000

Monthly expenses: $???2300
?? Housing expenses: $ 300
?? Insurance: 100???
?? Car expenses: $ 100?
?? Utilities: $ 100?
?? Phone, cable, internet: $ 100?
?? Food, entertainment: $ 400?
?? Clothing, household expenses $ 100?
?? Credit cards and other loans: $ 900?
?? Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 415808
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.43%	Starting borrower rate/APR:	28.43% / 30.79%	Starting monthly payment:	$291.17

Auction yield range:	11.23% - 27.43%	Estimated loss impact:	10.69%
Lender servicing fee:	1.00%	Estimated return:	16.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-2002	Debt/Income ratio:	24%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	5y 3m
Amount delinquent:	$0	Revolving credit balance:	$892	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	22%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	skillful-balance	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off my credit card and auto loan. I hope to be completely out of debt as soon as possible.

My financial situation:
I am a good candidate for this loan because I have a good job as an electrician in California, and I have been employed by the same company for the last 5+ years.

Monthly net income: $ 3,400

Monthly expenses: $
Housing: $ 300
Insurance: $ 100
Car expenses: $ 300
Utilities: $ 50
Phone, cable, internet: $ 50
Food, entertainment: $ 400
Clothing, household expenses $ 100
Credit cards and other loans: $ 850
Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417932
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	31.70%	Starting borrower rate/APR:	32.70% / 35.12%	Starting monthly payment:	$329.58

Auction yield range:	14.23% - 31.70%	Estimated loss impact:	15.46%
Lender servicing fee:	1.00%	Estimated return:	16.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1998	Debt/Income ratio:	48%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$35,557	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	durability-wahoo	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Medical Bills
Purpose of loan:

My goal is to consolidate my debt into a lower interest rate in order to combat the rising rates of my revolving accounts.? Much of the debt I have acquired was used to pay costly medical bills last year.? I have a great, fulfilling, position as a program coordinator in a pathology lab and an extensive work history of advancement.? This is coupled with a very personal sense of responsibility that views debt as a serious obligation. Thank you for considering my application and providing me an opportunity to live debt free!

My financial situation:

I am current on all payments and can use the local bus system to get to and from work.? My monthly expenses are very reasonable and will be even more so once I lower the interest rates on the cards and start paying them off.?

Monthly net income: $ 2833

Monthly expenses: $ 1250
??Housing: $300
??Insurance: $0
??Car expenses:$0
??Utilities: $50
??Phone, cable, internet: $50
??Food, entertainment: $200
??Clothing, household expenses $100
??Credit cards and other loans: $ 550
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420242
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.28%	Starting borrower rate/APR:	31.28% / 33.68%	Starting monthly payment:	$215.78

Auction yield range:	11.23% - 30.28%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-2001	Debt/Income ratio:	47%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	2y 10m
Amount delinquent:	$0	Revolving credit balance:	$3,383	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	38%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	lilang103103apg	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	700-720 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	700-720 (Jul-2009) 680-700 (May-2009) 700-720 (May-2008)
Principal balance:	$4,656.93	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
having extra money after debt
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
  Housing: $
  Insurance: $
  Car expenses: $
  Utilities: $
  Phone, cable, internet: $
  Food, entertainment: $
  Clothing, household expenses $
  Credit cards and other loans: $
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420322
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$795.20

Auction yield range:	17.23% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	May-1999	Debt/Income ratio:	62%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$11,458	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	lyonardo21	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 94% )	680-700 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	1 ( 6% )	700-720 (Mar-2008)
Principal balance:	$3,669.77	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Pay Off High Interest Start Up Debt
Loan will be to pay high interest debt hat I?took on to get my restaurant open. I owe $15,500 in cards. I will also pay off the previous Prosper loan which is $3,600. If I do get the loan I am requesting, I should have money left to finish the outside dining patio which hasn't been finish because we don't want to incur any more debt. As a matter of fact all my cards have been cut up and that has helped me pay down the debt by almost half; however, since I am paying so much in interest (about $500 a month between all) I have not been able to get rid of it fast enough! I have tried with a few local banks, however, since the restaurant is less than 2 years old they won't consider it for a loan at this time.

I am a good candidate because I always pay my debt no matter what. My credit score has dropped a little bit since the last Prosper loan because there has been times in which I have to decide between business debt and personal debt. Business debt will always get paid first because if we don't don't pay the suppliers, or the employess, or the gas company, they'll stop working with us and the restaurant can't function. If the restaurant can't function, there's no income.?However, all debts get paid; sometimes a little late, but that's why penalties and late fees were invented. I don't like them, but that's part of doing business. No matter how much you prepare, there will always be something popping up to make you go off track or spend money that you did not want to, but to succeed you have to do what it takes. We have been open for 1.5 years now and going strong. We are a full service restaurant offering lunch and dinner as well as full bar and dance club on Saturday nights. I am sure that this restaurant will succeed otherwise I would not have invested so much time and money into it. My accountant still working the books however, the preliminary number is about $70,000 of personal funds (proceeds from sale of?real estate, personal property, stocks, and loans or credit cards)?invested in here already. Plus all the time, my wife and I have worked here which is about one year and seven months (two months of remodelation time) working 15 to 18 hours days. We have developed an unique menu consisting of traditional Mexican dishes. The food that Mexicans eat at home. This menu?has set us?apart from the other 4 Tex-Mex restaurants in town. Since we are here everyday we see what works and what does not and because of this, we have been able to reduce our business expenses from about $19,000 during the first few months open?to about $13,000 per month now. During this past year, our monthly sales have?fluctutate from $15,000 to $20,000 a month. Space to detail everything is running out so please ask questions that would help me put the information out there for people to see and bid on this loan. Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420596
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.00%	Starting borrower rate/APR:	9.00% / 11.33%	Starting monthly payment:	$47.70

Auction yield range:	4.23% - 8.00%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	5.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-2006	Debt/Income ratio:	17%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	5y 9m
Amount delinquent:	$0	Revolving credit balance:	$3,001	Occupation:	Food Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	12%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	gripper	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	700-720 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	700-720 (Jul-2009) 600-620 (Jun-2008) 580-600 (May-2008) 620-640 (Nov-2007)
Principal balance:	$1,986.59	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Credit Cards
Purpose of loan:
Refinance Prosper loan at lower rate.

My financial situation:
Have cash deposits at banks and low expenses.

Monthly net income: $ 1500

Monthly expenses:?$1050

??Housing: $435
??Utilities: $?65
??Phone, cable, internet: $?50
??Food, entertainment: $ 450
??Clothing, household expenses $?50
(Auto Expense paid by employer)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420874
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.28%	Starting borrower rate/APR:	31.28% / 33.68%	Starting monthly payment:	$215.78

Auction yield range:	11.23% - 30.28%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1997	Debt/Income ratio:	18%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	6y 3m
Amount delinquent:	$0	Revolving credit balance:	$3,300	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 4	Bankcard utilization:	30%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	friendly-listing	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating some medical debt.
Purpose of loan:
This loan will be used to pay down some medical debt we have incurred beyond what our insurance covers.

My financial situation:
I am a good candidate for this loan because my wife and I have a combined income in excess of $52,000.00.? I have a solid, stable job in the medical field and have been with the same employer for over 4 years- the same career?for 13 years.? We have a good combined credit score over 750.? We have no late accounts and always pay on time.? We over pay on our mortgage and our car payments each month to bring our debt down more quickly.

Monthly net income: $ 4,300.00

Monthly expenses: $
??Housing: $ 810.00???
??Insurance: $ 160.00
??Car expenses: $ 435.00
??Utilities: $ 350.00
??Phone, cable, internet: $?75.00
??Food, entertainment: $ less than $150.00
??Clothing, household expenses $ less than $150.00
??Credit cards and other loans: $?we carry no monthly balance on our credit cards.
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421118
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 30.04%	Starting monthly payment:	$61.58

Auction yield range:	11.23% - 26.43%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	6 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	6	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	coin-cupcake	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
I want to use the loan to pay off my Advanta Business Credit Card because of their high interest rates.? Ever since their rate increase, I have been trying to pay them off completely.

My financial situation:
I have stable income and I live with a roommate, which cuts my expenses.? While I did have financial trouble about eight years ago that causes a lot of damage to my credit report, I have since then been paying all my bills on time.

Monthly net income: $ 2300

Monthly expenses: $ 1570
??Housing: $ 400
??Insurance: $ 0
??Car expenses: $ 75
??Utilities: $ 120
??Phone, cable, internet: $ 75
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 400
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421158
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,001.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.75

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1999	Debt/Income ratio:	21%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	9y 9m
Amount delinquent:	$0	Revolving credit balance:	$85,874	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	KRAM151	Borrower's state:	Georgia	Borrower's group:	1st and BEST for Loans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	3 ( 100% )	620-640 (Latest)
Principal borrowed:	$3,001.00	< mo. late:	0 ( 0% )	600-620 (Oct-2007) 600-620 (Dec-2006) 680-700 (Aug-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	3
Description
Starting a vending business!
Extra information is at the bottom.

Purpose of loan:
I will be using this money to purchase 2 Coke machines that?I have already acquired a location for them to be placed in service.

My financial situation:
I am a good candidate for this loan because I never defaulted or not paid on any loans I have received. My Fico score is hurt badly because I have had some lates because of 2 rental properties that were empty for about 4 months. I have them rented now and have new leases on them. I refuse to let any of my loans to go unpaid.
Monthly net income: $ My monthly gross income is $5835 .Which includes $3135 from my job and 2700 from my rentals. After all my expenses I'm left with about
800/m
Monthly expenses: $ 5,000
??Housing: $ 1000/m -mortgage includes insurance and taxes.
??Insurance: $ included in mortgage
??Car expenses: $ 300/m gas and insurance(no car loans)
??Utilities: $ 200/m (power and water/trash
??Phone, cable, internet: $ 180(cell,cable/internet)
??Food, entertainment: $ 100/m
??Clothing, household expenses $ 100/m
??Credit cards and other loans: $ 454/m (currently working on paying them off, have not used a credit card in over 18 months)
??Other expenses: $ 1200 / year is my Real estate expenses. I'm also a Ga licensed Realtor.

Just some extra info.

Vending business Start-up/Lender turned borrower

?I'm looking to purchase 2 Dixie-Narco Soda vending machines that have been refurbished. The cost of the machines are $1300 each shipped to my location of service. I have 2 locations already agreed to allow me to place these machines. The first is a local business that sell electrical parts to walk-in customers and has about 15 in house employees. The 2nd is an Air conditioning parts supply house that sells ac parts to walk-in customers and has 4 in house employees. My total bill for these machines will be $2600.00. The state of Georgia only allows me to take a minimum of $3001.00 in a loan so I will put the remaining $400 in reserve. The payment will be drafted out of my account every month. Ive also just placed a 2-headed gumball machine in the same location that one of these machines will be so I will be receiving that income also. My yearly job income is usually 38,000 with overtime. Any Questions please dont hesitate to ask ,I am a open book.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421208
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.00%	Starting borrower rate/APR:	8.00% / 10.08%	Starting monthly payment:	$156.68

Auction yield range:	3.23% - 7.00%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-1995	Debt/Income ratio:	2%
Credit score:	840-860 (Aug-2009)	Current / open credit lines:	8 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	14y 3m
Amount delinquent:	$0	Revolving credit balance:	$497	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	lasalle123	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Borrowing to lend on Prosper
Purpose of loan:
This loan will be used to lend to others in need on prosper. I have good credit. I want to use this in order to extend credit to those in need

My financial situation:
I am a good candidate for this loan because I have enough to pay off the loan tomorrow. I'm just doing this as a business opportunity I'm hoping to borrow at 8% or less. I have a credit score in the 800's & I'm a good borrower. I actually don't have any debt except for my mortgage. Two cards paid for & no revolving credit card debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421320
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-2000	Debt/Income ratio:	15%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$6,863	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	goodhearted-durability	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay-off credit card.

My financial situation:
I am a good candidate for this loan because?
- I have never defaulted on any payment of any kind
- My combined house-hold expenses are for mortgage,?car payments?and utilities, so I am well positioned to repaying the loan
- I have a good job
- I intend to abide by the terms of the loan
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421324
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$596.40

Auction yield range:	17.23% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-2001	Debt/Income ratio:	33%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$6,410	Occupation:	Laborer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	62%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	platinum-duckling	Borrower's state:	Missouri	Borrower's group:	Heroes
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
We are looking to pay off our high-interest credit cards. We simply let them get away, and it is a big source of stress for my wife and I. We haven't used a credit card since March, we are done with them. We haven't been late on payments in the 5+ years we have been married, we have been making a little more than the minimum payments each month. But the credit card companies are getting all our money (over a very long period of time), and I would rather pay the bills off in a shorter time, and if anyone gets our money, I would rather it be people instead of big companies. These bills are putting a stress on my wife and I, and don't our daughter to see us stressed out.

We feel we are good candidates for a loan because we haven't been late on any of our bills. Basically a loan here would replace the credit card payments, and we would be done in 3 years. I work full time at a factory, and my wife works for a pharmacy. I guarantee that we will have this paid back on time, if not sooner.

Monthly net income: $ 3000

Monthly expenses: $ 2335
??Housing: $ 1135
??Insurance: $
??Car expenses: $ 200 (gas and insurance)
??Utilities: $ 150 (electric and water)
??Phone, cable, internet: $ 100
??Food, entertainment: $ 250
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 450
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421332
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$336.94

Auction yield range:	11.23% - 12.00%	Estimated loss impact:	10.26%
Lender servicing fee:	1.00%	Estimated return:	1.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1993	Debt/Income ratio:	22%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	44	Length of status:	9y 1m
Amount delinquent:	$233	Revolving credit balance:	$183,011	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	48%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	versatile-justice	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my Credit
Purpose of loan:
This loan will be used to? pay off credit cards balances that shot up after my wife and I bought a house and started a family.

My financial situation:
I am a good candidate for this loan because? my wife and I both work (and make healthy incomes) and I plan closing the credit cards I will be paying off.? We have no problem paying the bills (we both have about 10 years in at our jobs), but we want to have a solid end date for this debt that we can look forward to. The payment for this loan will be auto-deducted every month and will replace the payments that I was paying on the credit cards.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421338
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.38%	Starting borrower rate/APR:	13.38% / 15.53%	Starting monthly payment:	$508.16

Auction yield range:	4.23% - 12.38%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	10.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1979	Debt/Income ratio:	18%
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	26 / 26	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	60	Length of status:	8y 0m
Amount delinquent:	$0	Revolving credit balance:	$30,990	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	HoneyCar	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Last hope for retirement
Purpose of loan:
This loan will be used to pay off credit cards that were used to help offset a loss of income while my husband was unemployed and we still had college-age kids to support.? His unemployment lasted three and half years following the last recession, which eventually required that he change career fields.? The new field pays half of his former salary, so despite our best efforts, the credit card debt is very difficult to eliminate.? Now we are caught in the trap of increasing credit rates and fees, which are analogous to the debtors' prisons of the 18th and 19th century.

My financial situation:
I am a good candidate for this loan because I have always managed to pay every debt, while juggling the need to educate my children and keep our old house in good condition.? We are not extravagant, not having taken a vacation or bought a new car in eight years.? We live frugally but manage to help contribute to our community through volunteer work and civic engagement.? In addition, I have been helping to support my brother who is unemployed and on disability with end-stage lung cancer.? I also help care for my 85 year old mother who is in declining health.? To keep my energy and spirits up, I ride my bike and camp and spend time with good friends and family.? I would ask a prospective lender to consider these aspects of my character when evaluating my application for a loan rather than focusing just on my credit score.? Thank you from the bottom of my heart!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421344
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$260.15

Auction yield range:	17.23% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-1998	Debt/Income ratio:	21%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	13	Length of status:	5y 6m
Amount delinquent:	$1,120	Revolving credit balance:	$0	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	30	Homeownership:	No
Inquiries last 6m:	0
Screen name:	mezb	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	640-660 (Latest)
Principal borrowed:	$12,000.00	< mo. late:	0 ( 0% )	660-680 (Mar-2008)
Principal balance:	$7,273.84	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
oxygen therapy for my brother
Purpose of loan:
This loan will be used to? To purchase a mild hyperbaric oxygen chamber for home use. This will be for my brother who sustained a traumatic brain injury after an accident.

My financial situation:
I am a good candidate for this loan because? I have been a borrower with prosper for over a year and I have never missed a payment. I don't really have any debt other than my other prosper loan

Monthly net income: $ 43,000

Monthly expenses: $
??Housing: $ 0
??Insurance: $ car $98
??Car expenses: $ Gas $100.00
??Utilities: $ gas and electric about $100
??Phone, cable, internet: $300
??Food, entertainment: $ 350
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 450 prosper
??Other expenses: $ 35 gym
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421350
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1985	Debt/Income ratio:	8%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	37	Length of status:	1y 10m
Amount delinquent:	$105	Revolving credit balance:	$9,300	Occupation:	Executive
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	57%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	28	Homeownership:	No
Inquiries last 6m:	0
Screen name:	BackOnTrack23	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	8 ( 62% )	600-620 (Latest)
Principal borrowed:	$1,100.00	< mo. late:	5 ( 38% )	560-580 (Jun-2008)
Principal balance:	$905.28	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Paying off Ugly Payday Loans
Thank you for taking the time for reading my request and hopefully helping me out.?

What I would use this loan for....to pay of HIGH interest payday loans and help reestablish my credit.?

I have been paying these loans on time but the interest is killing me and as you know it is tough to pay these off with the interest they charge. I wish I never took these out and have learned a lesson and will never use them again.? I know I can pay this loan back because I have made all my payday loan payments and if granted a Prosper loan will pay off the payday loan and use those fund to pay the Prosper loan.? Also, I have direct payment set up so my Prosper payment will automatically be taken from my bank account.?

I know my credit is not the greatest and I have learned from my mistakes and just need an opportunity to prove myself and get back on track. If you help grant me this loan I WILL MAKE ALL MY PAYMENTS ON TIME. I have started a new job which pays me much more than I was making so the loan payment will not be a problem,?I am at my last straw here and need to find a way to get rid of these stupid payday loans.

My past credit is not the greatest due to bad credit decisions I made, past medical bills, and low income. I worked my way through college on my own and unfortunately fell into the credit card game while I was young stupid and in college.? I hope you can look past this and trust that I will make good on this loan.

My finances will allow me to make this payment every month because I have recently taken on a new job that pays me more than I was making prior. Unfortunately, the payday loans I had prior are killing me. Please help me put this behind me.

I would be happy to discuss any questions you may have, please just send me a message. I'm asking for a chance to prove myself and to get my credit scores up to where they should be. If you bid on my listing I promise that I will not let you or my team down. Making my payments on time will be my top priority each month, I sincerely promise you that and as you can see from my financial details, I will have the money to do it.

Monthly take-home salary.....$6,000

BILLS:

Rent....$1000 per month
Utilities....$300 per month
Car & insurance....$500 per month
Gas....$300 per month
Food....$250 per month
Phone....$100 per month
Misc bills....$500 per month
Student Loan...$250 per month
Payday Loans...$500 per month? (THIS IS WHAT I AM NEEDING TO ELIMINATE AND HOW I WILL BE ABLE TO MAKE THIS PROSPER PAYMENT EASILY)

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421356
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	23.61%	Starting borrower rate/APR:	24.61% / 26.91%	Starting monthly payment:	$138.44

Auction yield range:	8.23% - 23.61%	Estimated loss impact:	9.06%
Lender servicing fee:	1.00%	Estimated return:	14.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-1996	Debt/Income ratio:	15%
Credit score:	780-800 (Aug-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	51	Length of status:	1y 3m
Amount delinquent:	$13,777	Revolving credit balance:	$1,109	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	44%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	systematic-velocity	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New patio and deck extension
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421372
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.38%	Starting borrower rate/APR:	12.38% / 14.52%	Starting monthly payment:	$200.38

Auction yield range:	4.23% - 11.38%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-800 (Aug-2009)	Current / open credit lines:	5 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	13	Length of status:	10y 6m
Amount delinquent:	$0	Revolving credit balance:	$39,870	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	justice-financier	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off credit card balances that are effecting my credit score.

My financial situation:
I am a good candidate for this loan because I have paid all my bills on time for the past 45 years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421374
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	18.99%	Starting borrower rate/APR:	19.99% / 22.23%	Starting monthly payment:	$278.69

Auction yield range:	17.23% - 18.99%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Sep-1989	Debt/Income ratio:	25%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	13 / 14	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	49	Length of status:	13y 5m
Amount delinquent:	$11,610	Revolving credit balance:	$22,733	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	41	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	blue-bid-mangrove	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off CC debt
Purpose of loan:
This loan will be used to? Pay off CC Debt.

My financial situation:
I am a good candidate for this loan because? I am already paying on the balances, I am just looking to consolidate.

Monthly net income: $ 5400

Monthly expenses: $
??Housing: $ 1500
??Insurance: $ 100
??Car expenses: $ 0
??Utilities: $ 500
??Phone, cable, internet: $ 150
??Food, entertainment: $ 800
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 500
??Other expenses: $ 400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421384
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.43%	Starting borrower rate/APR:	29.43% / 31.80%	Starting monthly payment:	$421.40

Auction yield range:	11.23% - 28.43%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1986	Debt/Income ratio:	41%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	19 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	3y 5m
Amount delinquent:	$0	Revolving credit balance:	$50,762	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	capital-system	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan: This loan will be used to consolidate my higher interest credit cards and aggressively undertake the process of paying off my credit card debt.???

My financial situation: I am a good candidate for this loan for several reasons.??One, I have worked for the same employer for the last 3 1/2 years, where I am now an executive vice president.? Two, I have not missed a payment on any of my debt for over 5 years (and even then it was a 30-day late).? Three, I am committed to wiping out my debt within the next 2-3 years.?

I put myself into this situation by making a few poor decisions.? This was then compounded by a recent divorce which?skyrocketed my debt obligations.? While I have been able to uphold all of my financial commitments, the interest rate has risen on some of my credit cards recently.? This has made it increasingly difficult to make a significant dent in my outstanding debt totals.

Monthly net income: $ 6500

Monthly expenses: $
??Housing: $ 1600
??Insurance: $ 160
??Car expenses:?$ 650
??Utilities: ?$ 50
??Phone, cable, internet:? $ 100
??Food, entertainment:? $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 1500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421396
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	35.00%	Starting borrower rate/APR:	36.00% / 39.48%	Starting monthly payment:	$579.69

Auction yield range:	17.23% - 35.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-2002	Debt/Income ratio:	40%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	6y 3m
Amount delinquent:	$0	Revolving credit balance:	$3,783	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	newest-balance-catapult	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?
Pay off my credit card debt and consolidate my debt all into one place so that I can save money.
My financial situation:
I am a good candidate for this loan because?
I have a good paying job and always make my payments. I have just recently had some unexpected bills occur that have put me into a financial crunch.
Monthly net income: $
Roughly $34,000
Monthly expenses: $
??Housing: $ 395
??Insurance: $ 65
??Car expenses: $ 274.17
??Utilities: $ 40
??Phone, cable, internet: $ 60
??Food, entertainment: $ 20
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 300
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421408
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,400.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.93%	Starting monthly payment:	$63.33

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-2003	Debt/Income ratio:	48%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	5 / 5	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$19,895	Occupation:	Teacher's Aide
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	ballardneighbor	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 94% )	620-640 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	1 ( 6% )	620-640 (Jul-2009) 640-660 (Jan-2008)
Principal balance:	$2,979.07	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Saying Goodbye to Plastic
Purpose of loan:
This loan will be used to?
Pay off the last bit of debt on a high-interest card, so that all of my debts will be at a reasonable rate.

My financial situation:
I am a good candidate for this loan because?
I am an honorable person who ALWAYS pays his bills on time.? I have made some mistakes with money but I'm getting out of debt for my own sake and for the sake of my loved ones.? I am living a better life, getting an education, and I now have control over my finances.

Monthly net income: $ 2100

Monthly expenses: $ 1000
??Housing: $ 400
??Insurance: $ 50
??Car expenses: $ 50
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 100
??Clothing, household expenses $
??Credit cards and other loans: $ 400
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421410
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.38%	Starting borrower rate/APR:	32.38% / 34.79%	Starting monthly payment:	$437.66

Auction yield range:	11.23% - 31.38%	Estimated loss impact:	10.80%
Lender servicing fee:	1.00%	Estimated return:	20.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-1989	Debt/Income ratio:	9%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	20	Length of status:	1y 5m
Amount delinquent:	$6,341	Revolving credit balance:	$5,191	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	14%	Stated income:	$100,000+
Delinquencies in last 7y:	9	Homeownership:	No
Inquiries last 6m:	1
Screen name:	entrepreneur1975	Borrower's state:	California	Borrower's group:	Harvard University Alumni & Students
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Ring, Wedding, and Honeymoon!
Purpose of loan:
This loan will be used to buy my fiancee her engagement ring, cover our expenses for our wedding in October and pay for our dream honeymoon in Maui without having to take on credit card debt.

My financial situation:
I am a good candidate for this loan because I have a stable job that I have held for almost a year and half.? I keep my monthly expenses low and am very frugal so covering this monthly loan payment will be easy.

Monthly net income: $

Monthly expenses: $
??Housing: $ 712.50 ????
??Insurance: $ 155.00
??Car expenses (car is paid off - this is for gas): $ 60.00
??Utilities: $ 35.00
??Phone, cable, internet: $ 175.00?
??Food, entertainment: $ 500.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 150.00
??Other expenses: $ 150.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421416
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.23%	Starting borrower rate/APR:	18.23% / 20.44%	Starting monthly payment:	$272.01

Auction yield range:	17.23% - 17.23%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-2005	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	4 / 3	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	4	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$2,448	Occupation:	Scientist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	65%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	vmn	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Baypup.com Search Engine
About Me:
Baypup.com is an advanced search engine prototype that will be launching its Beta version on September 1, 2009.? I built it in a computer lab and have recently moved it to a data facility and have internet backbone bandwidth.

Business Model:
Baypup.com has a working ad store and targeted HTML ad delivery system at https://ads.baypup.com .? Lenders are welcome to visit the site and try it out.? It is not nearly as complex as Google AdWords but it works basically the same way.? Ads are displayed in the search results for baypup.com

Purpose of loan:
Startup operating expenses and marketing collateral.

My financial situation:
My financial situation is penny pinching but OK.? I am being backed by my parents.? I currently have a Network Operations contract with the data center where Baypup.com is located that provides revenue in addition to fledgling advertising sales.? I also do some trade with the same facility to reduce data center expenses.? This loan will allow me to focus on promoting the company and selling ads as opposed to doing menial IT work to pay the bills.

Monthly business income:
IT Work: $500-1000
Stock Sales: $1000

Monthly business expenses:
Bandwidth: $360
Electricity: $ 200
Credit cards and other loans: $ 700
Other expenses: $ 100

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421420
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.38%	Starting borrower rate/APR:	11.38% / 13.50%	Starting monthly payment:	$65.84

Auction yield range:	4.23% - 10.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-2006	Debt/Income ratio:	35%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	6 / 6	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$445	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	8%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	MsLovie04	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
In need of car for school
Purpose of loan:
This loan will be used to purchase a used vehicle in great condition.

In May I was involved in an accident. Someone rear ended my car. It resulted in a total loss. Work is down the road so I had no need for a car during the summer. School starts at the end of the month. I am relisting at a higher interest rate in hopes that I will get the funds necessary as soon as possible.
My financial situation:
I am a good candidate for this loan because I am a hard working individual who always pays her bills on time. I am currently working part-time at Publix while attending school for nursing at Florida Atlantic University. If I receive this loan I can assure you it will be paid back.

Monthly net income: $ 800

Monthly expenses: $ 200 as of now
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ The payments made towards this loan.
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 100
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 100
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421426
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$19,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$859.48

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	11 / 9	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	32	Length of status:	4y 7m
Amount delinquent:	$0	Revolving credit balance:	$2,855	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	41%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	9
Screen name:	wise-charming-p2ploan	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Installing A Swimming Pool
Purpose of loan:
This loan will be used to? build a new swimming pool and landscaping.?I will be using $11,000 of my savings.?

My financial situation:
I am a good candidate for this loan because? I have a solid credit history reflecting the responsible way in which I manage my finances. I bought this brand new 4 bedroom, 3 bathroom, 2600 square foot house just last week for? $212,000 and it was appraised at $232,000 (I will be happy to furnish the appraisal as well as a copy of the trust deed - the purchase is so new that my mortgage payments are not showing up yet on my credit).?These homes were going for approximately $500,000 2 years ago. I know that the pool addition will?add substantial value to the home. I currently have a 4.25% interest rate on my home so the debt service is very low. I am a loan officer for a? mortgage company and work for them as an independent contractor. I receive 1099s at the?end of the year and would be happy to furnish tax returns to prove my income. I? am a certified mortgage planing specialist with the Certified Mortgage Planning Specialist Institute - www.cmpsinstitute.org.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421432
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,600.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$162.85

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1988	Debt/Income ratio:	31%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	12	Total credit lines:	55	Length of status:	11y 7m
Amount delinquent:	$7,918	Revolving credit balance:	$0	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	30	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	enriching-payment	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay for college
Purpose of loan:
This loan will be used to cover my daughter's college tuition for fall 09.

My financial situation:
I am a good candidate for this loan because I have a steady job (40 hours per week) with the governemnt and the means to pay it back.? I will pay off the tuition for school as I am on a monthly payment of $1000.00.? I just paid $1000.00 to get her in and another is due by the 31st of August then $1000 monthly thereafter.? I have the money to pay back the loan at $350-$500.00 monthly.? I just need this amount to help me out with the school deadlines.? I?just started working part-time? bringing in an additional $600.00 per?month.? I am a trustworthy and have the means to pay it back just need a little help to?get me past this bump.?

Monthly net income: $ 3600.00????

Monthly expenses: $
??Housing: $ 1500.00????
??Insurance: $70
??Car expenses: $350?????
??Utilities: $ 120
??Phone, cable, internet: $70 - no cable?
??Food, entertainment: $ 100.00
??Clothing, household expenses $50
??Credit cards and other loans: $500?????????
??Other expenses: $ 100 car insurance
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421440
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	29.18%	Starting borrower rate/APR:	30.18% / 32.56%	Starting monthly payment:	$191.48

Auction yield range:	11.23% - 29.18%	Estimated loss impact:	10.73%
Lender servicing fee:	1.00%	Estimated return:	18.45%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	14 / 13	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	25	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$67,001	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	rickeyfan	Borrower's state:	Vermont	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help Small Business Add Employee
Purpose of loan:
This loan will be used to increase my advertising budget for my internet marketing business. I currently spend on average $3,000 per month for advertising with gross sales of around $5500 per month. I am looking to double my monthly advertising budget which will also double my monthly gross sales to around $11,000 per month.

My financial situation:
I live in a very small community in Vermont. Jobs are hard to come by and when you have one you don't give it back. I was laid off from my job of 16 years over 2 years ago and found it very difficult to get another. Most of my revolving debt was used to keep my family together and survive. Moving wasn't an option either. There is no excuse for the amount of debt I accumulated, but I had to do it to support my family.

I finally got tired of not finding a job and decided it was time to start my own business. I have always paid my bills on time and more than the minimum required. Due to the nature of todays economy, and the tightening of banks lending practices (thanks B of A and all others who took my money and then won't help me!!) I find myself unable to get a small loan. The only thing they did for me lately was lower my credit limits and make my chance of ever getting another loan worse. That is why I am looking to Prosper.

I am a good candidate for this loan because I have a proven business model that just needs a little more cash infusion to help increase sales. I can currently pay all financial obligations with my current monthly sales. Getting this one-time small loan will really help to give me some financial breathing room and help to add an employee to my company. Below is a monthly budget..

Advertising - $3000
Revolving Debt - $1500
Misc Business Expenses - $500
Total expenses - $5000

All other living expenses are covered by my wife's salary and are not included in my monthly budget. My current monthly revenue can already pay for this Prosper loan without any issues. I am just looking for an additional bump in my monthly advertising. This addition would allow me to finally add a employee to my company, which is good where I live. Thanks for the consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421450
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	16.00%	Starting borrower rate/APR:	17.00% / 19.20%	Starting monthly payment:	$356.53

Auction yield range:	8.23% - 16.00%	Estimated loss impact:	7.36%
Lender servicing fee:	1.00%	Estimated return:	8.64%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-1994	Debt/Income ratio:	21%
Credit score:	780-800 (Aug-2009)	Current / open credit lines:	12 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	45	Length of status:	4y 2m
Amount delinquent:	$0	Revolving credit balance:	$700	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	rhightower4	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 3	On-time:	23 ( 100% )	780-800 (Latest)
Principal borrowed:	$24,250.00	< mo. late:	0 ( 0% )	640-660 (Nov-2007) 700-720 (Jan-2007) 660-680 (May-2006) 660-680 (May-2006)
Principal balance:	$0.01	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Working Capital for New Contract

Below one can find my previous listing that was successfully funded.? This new listing is for the same general purpose.? I did land the contract in question, and now it is expanding!? The housing market has slowed across the country, but the Houston, TX area has not been affected like other places.? We are still building at rapid paces.? Tower Roofing has more than doubled sales of last year, and have contracts lined up for next year that could double sales of this year!? As always, companies going through growth phases run tight on working capital.? I am in this position.? Looking at my credit history shows that I have NEVER missed or even been late on any financial transaction.? My DTI ratio is too far inflated due to Prosper not taking Tower Roofing profits into account.? I am more than happy to answer any questions that come my way.? Please do not hesitate to bid below the percentage rate!

Thank you for reviewing my loan request.??

"
???My company, Tower Roofing LLC, has recently landed a very large and lucrative contract with a national homebuilder.? There will be a period at the begging of the contract that may strain the companies? working capital requirements.? Also, this money will be used to purchase safety equipment to comply with all OSHA requirements.?

I have used this site once before and borrowed money and paid back the loan with no delinquencies.???

I am an honest hardworking family man that has the opportunity to really grow my business.? Please help me in getting over this immediate obstacle.???My debt to income ratio is not correct.?

This site does not account for my income from the roofing company.? My true debt to income ratio is closer to 12%.??

Thanks again!"
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421456
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,100.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	16.43%	Starting borrower rate/APR:	17.43% / 20.81%	Starting monthly payment:	$39.45

Auction yield range:	11.23% - 16.43%	Estimated loss impact:	10.38%
Lender servicing fee:	1.00%	Estimated return:	6.05%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-2003	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	3	Length of status:	12y 3m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	SolventPaymaster	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	33 ( 100% )	660-680 (Latest)
Principal borrowed:	$5,700.00	< mo. late:	0 ( 0% )	660-680 (Nov-2006)
Principal balance:	$602.16	1+ mo. late:	0 ( 0% )
Total payments billed:	33
Description
Help fund my first Apple computer
Purpose of loan:
?My Windows computer is almost unusable and I wish to switch to a Mac this time around.

My financial situation:
?I am a good candidate for this loan because I have borrowed $5700 from prosper and have made good on every payment for nearly 3 years (ending this November).
I have worked for my father for over a decade now and have a strong personal relationship with him and that makes me "fire proof." My father has been in business for 15 years and he is doing a wonderful job surviving the current economic conditions.

That said, I receive "help" beyond my stated net income (if I am allowed to say that).

Monthly net income: $1,083.33

Monthly expenses: $1,509.60
? Housing: $564
? Health Insurance: $210
? Car expenses: $117
? Utilities: $62
? Phone, cable, internet: $80
? Food, entertainment: $15
? Credit cards and other loans: $210 (ending this November)
? Other expenses: +20% to cover anything I missed.

? That comes to a monthly net income of: -426.27

? I save over $300 a month.

? All I am saying is that you only have my word of honor and my prosper loan history to lean on for funding this loan.? My prosper loan is going to drop from $210 + this loan to around $45 after my last payment this November and I know that I can handle it.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421462
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	8.23%	Starting borrower rate/APR:	9.23% / 11.33%	Starting monthly payment:	$63.81

Auction yield range:	8.23% - 8.23%	Estimated loss impact:	8.16%
Lender servicing fee:	1.00%	Estimated return:	0.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1997	Debt/Income ratio:	6%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	26	Length of status:	9y 10m
Amount delinquent:	$4,425	Revolving credit balance:	$501	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	Rman22	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	720-740 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	660-680 (Jun-2008)
Principal balance:	$2,105.37	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
lower interest on my prosper loan
Purpose of loan:
This loan will be to?lower my interest rate on my prosper loan.
My financial situation:
I am a good candidate for this loan because?I have payed my mortage on time for over?four years, + payed off 3 car loans early in the last eight? years. ?I have a very steady job and work between 200to 300 hrs overtime a year.

Monthly net income: $4500.00

Monthly expenses: $
??Housing: $ 1588.00
??Insurance: $?160
??Car expenses: $ 150.00
??Utilities: $?300

??Phone, cable, internet: $ 89.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $40
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421474
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Oct-1994	Debt/Income ratio:	39%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$5,930	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	101%	Stated income:	$1-$24,999
Delinquencies in last 7y:	18	Homeownership:	No
Inquiries last 6m:	3
Screen name:	lily123	Borrower's state:	Florida	Borrower's group:	Debt Consolidation & Friends
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off cards
Purpose of loan:
I am trying to get a single loan for my cards? and? I work for a base contractor? currently.? I also anticipate? a better job soon and? I am currently working on a Bachelors Degree. I have tried for bank loans with no luck recently because of not owning anything to secure it.? I would like an interest rate I can reasonably pay on one income. I will answer any question you would like to know. I have listed before and have gotten no bids at all so maybe something is wrong with my listing.

y financial situation:
I would like to be able to just make one payment to the credit cards. I am trying to keep them paid down until I file my taxes for the coming year.I would like to get an interest rate of 14-16? percent if that is possible.
Monthly net income: $ 2000 includes child support
Monthly expenses: $ 1800
??Housing: $ 615
??Insurance: $ 50
??Car expenses: $ 300
??Utilities: $ 91
??Phone, cable, internet: $ 60
??Food, entertainment: $ 100
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 130
??Other expenses: $ 168 daycare
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421476
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	9.51%	Starting borrower rate/APR:	10.51% / 14.08%	Starting monthly payment:	$32.51

Auction yield range:	3.23% - 9.51%	Estimated loss impact:	0.61%
Lender servicing fee:	1.00%	Estimated return:	8.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Apr-1984	Debt/Income ratio:	2%
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	4y 11m
Amount delinquent:	$0	Revolving credit balance:	$1,070	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	7%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	8	Homeownership:	No
Inquiries last 6m:	0
Screen name:	carmat60	Borrower's state:	Hawaii	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
IMPROVING CREDIT SCORE
Purpose of loan:
This loan will be used to?
Help improve my credit score. I had a business for five and a half years that I had to close up in 2004 and declare bankruptcy back in 2005. It took me one year to save up to pay for my Attorney. I use to have good credit until I couldn't pay off my credit cards due to bills from paying for merchandise. I used my savings just to keep me afloat. I tried to pay as many bills as I could with all my savings, but I had no other recourse. I was living off of potatoes.
I have since got a job since then and have been able to pay off my credit card bills every month. I am trying to build up my credit but it seems to be taking a long time to get my score up there again. I am hoping that I can be like others who have taken out a loan with prosper and have improved on their credit rating. This loan will be paid off sooner than 36 months. If this loan gets funded and helps improve my credit rating, I will ask for another loan.
I am also a Prosper lender. I have lost a lot of money from those who have declared bankruptcy or could not pay. I will not be like that. My bankruptcy applied to credit card companies?and a few business accounts.
I've been frugal with my money, learning the hard way.

My financial situation:
I am a good candidate for this loan because? I can pay this off in one month but I want to build up my credit score and allow other lenders to make interest off me instead of my credit card companies. (I think paying my credit card bills in full is not helping me too much with my credit score).
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421480
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$381.90

Auction yield range:	17.23% - 21.00%	Estimated loss impact:	19.19%
Lender servicing fee:	1.00%	Estimated return:	1.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1974	Debt/Income ratio:	17%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	13 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	57	Length of status:	3y 9m
Amount delinquent:	$0	Revolving credit balance:	$104,293	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	lucrative-economy	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Replacement of Lost Income
Purpose of loan:
My wife lost her full time job and is now working part time.? Although?my salary?represents 80% of our income,? her lost of income means that?we will have?lost about 10% of our total monthly income ($800).?This loan will be used to?pay some credit obligations up in adavance?so we?ontinue to make all financial obiligations.

My financial situation:
I am a good candidate for this loan because I have a 30+ years?credit history (since 1974) with never a serious problem (i.e., foreclosure, default, etc.).??I own two homes and?two cars. .

Monthly net income: $ 6000

Monthly expenses: $
??Housing: $ 4000
??Insurance: $?150
??Car expenses: $500 (over in October)?
??Utilities: $ 100
??Phone, cable, internet: $ 200
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421492
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1992	Debt/Income ratio:	17%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	23	Length of status:	1y 6m
Amount delinquent:	$1,118	Revolving credit balance:	$0	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	2
Screen name:	friendly-trade8	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off debt
Purpose of loan:
This loan will be used to?pay off personal debt

My financial situation:is good
I am a good candidate for this loan because?I have a stable job

Monthly net income: $
4,300
Monthly expenses: $
??Housing: $784
??Insurance: $96
??Car expenses: $578
??Utilities: $100
??Phone, cable, internet: $100
??Food, entertainment: $150
??Clothing, household expenses $50
??Credit cards and other loans: $102
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421498
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$723.78

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-1995	Debt/Income ratio:	28%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	8 / 0	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	3y 8m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	0
Screen name:	becki2300	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation & wedding...
Purpose of loan:
This loan will be used to payoff remaining credit card debt, purchase a reliable, used car and save for a wedding next year.

My financial situation:
I am a good candidate for this loan because I work as the Office Administrator at a family-owned consulting firm, at which I have been employed since December 2005.? Part of the purpose of the loan would be to eliminate my remaining credit card debt of approximately $10,500.? I have been enrolled in a program with CCCS of Greater Atlanta to pay off the debt and have reduced the amount by half over the past 2 ? years.? I have made consistent payments, and have not ever been late on any of the payments.? The rest of the loan would be to purchase a reliable used car as mine is hanging on by a thread, as well as save for a wedding in 2010. ??I am attempting to get this personal loan in order to consolidate the above-mentioned debts into one monthly payment.

I am responsible, have long-term, stable employment and pay all of my bills first?before spending money on anything else.? I will also be working a second, part-time job in order to ensure prompt and complete repayment of the loan.

Monthly net income: $??3,000.00

Monthly expenses: $?
Rent: $820.00????????????
Credit Card: $504.00 (this amount will be applied towards the loan repayment as this debt would be eliminated through the personal loan consolidation)
Utilities: $235.00
Insurance (car & health): $310.00?????????????????????
Cell phone: $220.00??????????????????????????????
Student Loan: $25.00
Medical Bill: $35.00??
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421510
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1994	Debt/Income ratio:	33%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	11y 11m
Amount delinquent:	$0	Revolving credit balance:	$2,193	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	amy76	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 94% )	600-620 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	1 ( 6% )	640-660 (Jan-2008) 600-620 (Dec-2007) 580-600 (Nov-2007)
Principal balance:	$1,118.98	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Looking for 100% this time!
Thank you for taking the time to look at my listing.?I am a mother of an amazing?6 year old boy.?We live with my boyfriend and his son who is 9.?For over 11 years I have worked?as a customer support specialist for a telecom company.?My goal is to become debt free as soon as possible. The people of Prosper can help make that happen.?The Prosper loan will also be automatically taken from my account every month.

My boyfriend got laid off from his job?and we got behind on a few bills. He is currently working again and things are starting to look much better! I am hoping to get this loan to consolidate some debt and get some bills that are slightly behind caught up.

Monthly Income: $2370.00

Monthly expenses:
Housing: $257.50 (My half.)
Insurance: $68.00 (Car and renter's insurance.)
Car expenses: $307.00 (Car payment.)
Utilities: $50.00 (We only pay electric here.)
Phone, cable, internet: $120.00
Food, entertainment: $200.00 (Groceries. We watch alot of movies at home.)
Clothing, household expenses $50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421512
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Apr-1999	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	5 / 5	Employment status:	Not employed
Now delinquent:	1	Total credit lines:	7	Length of status:	2y 7m
Amount delinquent:	$130	Revolving credit balance:	$754	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	helpmywedding	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	32 ( 97% )	640-660 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	1 ( 3% )	640-660 (Jul-2009) 540-560 (Mar-2008) 540-560 (Feb-2008) 560-580 (Jan-2008)
Principal balance:	$213.09	1+ mo. late:	0 ( 0% )
Total payments billed:	33
Description
Down payment for car loan
Purpose of loan:
This loan will be used to put a down payment on a car. I will be starting a new job teaching in September and need to buy a car to get to work.?

My financial situation:
I am a good candidate for this loan because I pay my bills on time and the loan is not too large - I've paid for my school?through waitressing and my husband works in the finanical services industry with a steady job.? I am also trying to strengthen my FICO score with this loan so that?we can buy a house in the next three years. As you can also see, I have made all payments to a Prosper loan I took out 3 years ago.?

Monthly net income: $
From my husband's job:? $5700
(My new job in the fall will pay 38k per year)

Monthly expenses: $
??Housing: $?2400
??Insurance: $?160
??Car expenses: $?332
??Utilities: $?275
??Phone, cable, internet: $ 150
??Food, entertainment: $?750
??Clothing, household expenses $ 250
??Credit cards and other loans: $?200
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421518
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	7.00%	Starting borrower rate/APR:	8.00% / 10.08%	Starting monthly payment:	$109.68

Auction yield range:	3.23% - 7.00%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	6.40%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Mar-1991	Debt/Income ratio:	6%
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	9 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$7,498	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	21%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	peace-hut	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for a simple wedding
Purpose of loan:
This loan will be used to? pay for wedding-related expenses, such as flowers, decorations and invitations. We are having a relatively small wedding, with a?total? budget?less than $20,000, of which?my parents are able to contribute $15,000. They are small-business owners on a tight budget, so I'd like to make sure they do not have to contribute more than their share. This means I'll need to cover some expenses myself.

My financial situation:
I am a good candidate for this loan because? I have a stable job, plus I earn additional income from freelance work, totalling about $68,000 per year. My credit is excellent--I have never been late on a credit-card or student loan payment and my total debt is manageable (my income is more than 4x my rent). I will have no problem paying this loan back in a timely manner. Lastly, should my fiance and I receive gifts of money for our wedding, my first priority will be paying off this loan!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421522
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.00%	Starting borrower rate/APR:	11.00% / 13.12%	Starting monthly payment:	$130.95

Auction yield range:	3.23% - 10.00%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1999	Debt/Income ratio:	6%
Credit score:	800-820 (Aug-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	17	Length of status:	6y 3m
Amount delinquent:	$13	Revolving credit balance:	$159	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	5%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	buphigam	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	27 ( 100% )	800-820 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	740-760 (Feb-2008) 680-700 (Dec-2007) 680-700 (Nov-2007) 660-680 (Mar-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	27
Description
Prosper Lender - 2nd Loan
I am a 28 year old Civil Engineer?and prosper lender living in?the Chicago suburbs.? I am seeking this loan to pay the second installment of my property taxes instead of putting them on a CC.? My monthly income is approx $4000 after taxes, and my expenses total $2500.? This will be my second loan with prosper (1st paid in full), and this loan will be pulled from the same account I used previously.?

My open lines of credit are my mortgage and student loans, and are both included in the figure above.??No cc debt (1 open but no balance)?and my car is paid in full.? Thanks for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421528
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$542.29

Auction yield range:	14.23% - 17.00%	Estimated loss impact:	14.75%
Lender servicing fee:	1.00%	Estimated return:	2.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1992	Debt/Income ratio:	32%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	20 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	2y 10m
Amount delinquent:	$0	Revolving credit balance:	$16,576	Occupation:	Architect
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	successful-velocity	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay?off my credit card debt.? I started getting into debt while I was in College trying to pay for materials and supplies for education.? Before I received my current job, I was still only making enough to get by.? Now I am in a better financial situation, but have gotten so far into Credit Card debt, that the dents I make, only seem to go so far.? I would love to not feel constrained by credit card companies and their hold on me and so many other people.? Right now my interest rates range from 10.5% - 17.85%.?
My financial situation:
I am a good candidate for this loan because I am very serious about getting all my debt paid off.? I know there's no easy way out, and I have to pay for the debt I've accumulated.? I have a very good and steady job.? I make sure and get all my payments in on time, even trying to pay additional when I can to pay the balances down quicker.?

Monthly net income: $ 2,373.40

Monthly expenses: $ 1,420
??Housing: $?450
??Insurance: $ 80
??Car expenses: $ 280
??Utilities: $ 100
??Phone, cable, internet: $ 60
??Food, entertainment: $ 150
??Clothing, household expenses $ 0
??Credit cards and other loans: $?200
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421530
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1997	Debt/Income ratio:	26%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	8y 2m
Amount delinquent:	$0	Revolving credit balance:	$30,762	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	msmyth01	Borrower's state:	Pennsylvania	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Needed (Pre-Listing) Improvements
Purpose of loan:
I am requesting this loan because my fiancee and I are preparing to list our townhome on the market. We are?getting married in March and would like to have children immediately. The home we currently own will not suffice. The loan will be used to paint the walls, install new cabinets and a new hardwood floor in order to have it looking great when we put it on the market.

My financial situation:
I am a good candidate for this loan because though I do have debts; my bills are always paid and paid on time. Additionally, I have a large sum of money from a lawsuit that I expect to receive within the next few months. This loan will be paid back within the year.

Monthly net income: $3,380

Monthly expenses: $2,563
? Housing: $1,000
??Insurance: $196
??Car expenses: $297
??Utilities: $INCLUDED ABOVE?
??Phone, cable, internet: $INCLUDED ABOVE?
??Food, entertainment: $150?
??Clothing, household expenses $150
??Credit cards and other loans: $700
??Other expenses: $70
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421552
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-2000	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	5y 2m
Amount delinquent:	$0	Revolving credit balance:	$110,832	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	robust-bonus	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt consolidation
Purpose of loan:
This loan will be used to consolidate debt

My financial situation good I have never missed a payment but the reason my credit score is so low is because of my debt to credit ratio. I am getting the loan because on of my credit cards has for no reason bumped my rate up to 20%.
I am a good candidate for this loan because I have never missed a payment or been late and if you include my wife's income I have won't have any problems paying it back.

Yearly net income: $50000 from full time job Yearly net income: $25000 from part time owned business

Monthly expenses: <$50 My monthly expenses are so low because my wife is a Private Practice Therapist and makes more the then our current bills.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421564
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.43%	Starting borrower rate/APR:	27.43% / 29.77%	Starting monthly payment:	$102.64

Auction yield range:	11.23% - 26.43%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-2002	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$3,720	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	RiotEntertainMent	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	6 ( 86% )	680-700 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	1 ( 14% )	680-700 (Apr-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	7
Description
I need to pay some bills
Purpose of loan:
I want to pay off my credit card and I would like to purchase additional audio equipment for my online radio business. I currently have?9 customers and are profits are roughly $850 a month. In addition I work part time and made $4567.98 in earnings I also recieved 3567.09 in social security benefts

My financial situation:
I am a good candidate for this loan because I have alot of positive cash flow and pay my debts off quickly, this loan will be 3 years however I most likely will pay it in under 1 year. We are also developing major audio related softwear and could use some money for that as well

Monthly net income: $ 1600

Monthly expenses: $
??Housing: $ 600
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $ 150
??Food, entertainment: $ 300
??Clothing, household expenses $ 60
??Credit cards and other loans: $ 0
??Other expenses: $49.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421566
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-1990	Debt/Income ratio:	30%
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	27	Length of status:	31y 5m
Amount delinquent:	$0	Revolving credit balance:	$108,967	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	131%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	punkykid	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 94% )	600-620 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	1 ( 6% )	600-620 (Feb-2008) 600-620 (Dec-2007)
Principal balance:	$1,238.80	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
pay medical and dental bills
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421570
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.49%	Starting borrower rate/APR:	26.49% / 28.82%	Starting monthly payment:	$405.52

Auction yield range:	11.23% - 25.49%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	4 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	6	Length of status:	8y 11m
Amount delinquent:	$0	Revolving credit balance:	$16,731	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	unassailable-interest	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?I am self employed and have steady income since 2000. I?have never file any bankruptcy and i have good credit score.?

Monthly net income: $ 3500

Monthly expenses: $ 1000
??Housing: $ 200
??Insurance: $ 250
??Car expenses: $ 125
??Utilities: $ 125
??Phone, cable, internet: $ 50
??Food, entertainment: $ 150
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 50
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421576
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.28%	Starting borrower rate/APR:	31.28% / 33.68%	Starting monthly payment:	$215.78

Auction yield range:	11.23% - 30.28%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1987	Debt/Income ratio:	28%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	16y 6m
Amount delinquent:	$0	Revolving credit balance:	$67,506	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	steady-duty	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Full doc Loan for business
Purpose of loan:
This loan will be used to? Structure Company and build company credit

My financial situation:
I am a good candidate for this loan because?
I make 145,000 a year and can prove it

Monthly net income: $ 12,083.33

Monthly expenses: $
??Housing: $ 4,250
??Insurance: $ 125
??Car expenses: $?202?
??Utilities: $ 198
??Phone, cable, internet: $ 315?
??Food, entertainment: $ 850?
??Clothing, household expenses?$?900
??Credit cards and other loans: $ 2,500
??Other expenses: $ 0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421578
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1987	Debt/Income ratio:	34%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	16 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	17y 10m
Amount delinquent:	$0	Revolving credit balance:	$7,821	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	bettybam	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	6 ( 100% )	740-760 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	740-760 (Jul-2009) 700-720 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	6
Description
100% PAID BY MARCH 2010
Purpose of loan:This loan will be used to? pay off open credit cards that are in my name only.. and pay off a personal loan in the amount of $ 7,000.00.?? to be able to make 1 payment a month instead of 8.? I would like to obtain a debt consolidation loan?and clean up my own mess..? Please!!! Please!!??At this point?I am not picky about the interest rate...?
Paying off these items will help my husband & i obtain funding when our son goes off to college in 2010..?

My husband & I will be married 25 years in the year 2013.? My goal is to get myself financially able to purchase him a 1966 Ford Mustang as a surprise Annverisary present.? by obtaining this loan, I will be able to roll some items into one payment instead of 8..

the only reason is show up as HR is because of a business credit card that shows up in my name too..? It is always maxed out and paid every month.

thank you?

My financial situation:
I am a good candidate for this loan because? my husband pays for all the household expenses that are in both of our names..
We own a?our own business?and he brings home approx $120,000.?Monthly net income: $ 2500 mine? 12500 combined
Monthly expenses: $???
Housing: $???2,100?
?Insurance: $? 150??
Car expenses: $? 530???
Utilities: $? 300?
?Phone, cable, internet: $??250?
?Food, entertainment: $? 500?
?Clothing, household expenses $? 150?
?Credit cards and other loans: $??810.00?
??Other expenses: $? 100??? (out of all these expenses i pay for 1,000 out of my check)
My 1st loan with proper was paid off in 6-7 months..? and this on will be paid in full by March. 2010.?

Thank you all for believing in me.

Welcome back Prosper!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421582
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.43%	Starting borrower rate/APR:	28.43% / 30.79%	Starting monthly payment:	$207.98

Auction yield range:	11.23% - 27.43%	Estimated loss impact:	10.69%
Lender servicing fee:	1.00%	Estimated return:	16.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-2005	Debt/Income ratio:	29%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$5,637	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	18%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	deal-elevator	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit debt payment
Purpose of loan:
This loan will be used to? payoff my credit card debt

My financial situation:
I am a good candidate for this loan because? i am a responsible payer and a hardworking individual that is trying to do my best so i can provide for my family.

Monthly net income: $ 2,960

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $ 400
??Utilities: $
??Phone, cable, internet: $ 53
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ i dont use my credit cards now...no outstanding loan except for the car
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421584
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.38%	Starting borrower rate/APR:	11.38% / 13.50%	Starting monthly payment:	$65.84

Auction yield range:	4.23% - 10.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Dec-1994	Debt/Income ratio:	24%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	6 / 3	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	21	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$7,780	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	0
Screen name:	investment-snowdome	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAY OFF BILL
Purpose of loan:
This loan will be used to pay an emergency bill
My financial situation:
I am a good candidate for this loan because I have sufficient income and would like it deducted monthly direct from my checking account.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421588
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	22.00%	Starting borrower rate/APR:	23.00% / 25.54%	Starting monthly payment:	$58.06

Auction yield range:	14.23% - 22.00%	Estimated loss impact:	14.99%
Lender servicing fee:	1.00%	Estimated return:	7.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1999	Debt/Income ratio:	3%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	4y 10m
Amount delinquent:	$0	Revolving credit balance:	$162	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	19%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	4
Screen name:	peace-saga	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My car broke! :(
Purpose of loan:
This loan will be put towards the repair of my beloved Nissan 240sx. She has been a great car through the years, but the engine is on its last legs. It makes this really nasty knocking sound which means that metal is hitting metal. Not good. The mechanic says I need a new engine, before she blows completely. I could just scrap it and try for a new car, but with the banks being extremely tight about car loans, and given the fact I'm relatively close to my workplace (within 10 miles), I don't need a new vehicle with huge payments that will only strain me financially. I have paid off 2 car loans already, and it definitely was not worth the money. Ive decided that replacing the engine is the most economically sound decision.

My financial situation:
I have held the same full time job for nearly 5 years. This is a lifetime in retail years!? I don't make car payments, and since I own my car instead of the bank, I have an extremely low insurance rate. I have one credit card payment at $30 per month. This is my only form of debt. As far as my living situation goes, I am sharing a small apartment with my roommate so rent is easy for us both.

Monthly net income: $ 2000

Monthly expenses: $ 1280
??Housing: $ 500
??Insurance: $ 50
??Car expenses: $ 40 (gas)
??Utilities: $ 50
??Phone, cable, internet: $ 100
??Food, entertainment: $ 400 (not much time for play anymore...league bowling mostly)
??Clothing, household expenses $ 60 (I like to buy a shirt per week)
??Credit cards and other loans: $ 30 (credit card min. payment)
??Other expenses: $ 50 (gym membership)

I would be a good candidate for this loan because I make well beyond what my expenses call for. I simply don't have enough to pay for such extensive repairs to a mechanic.

Thank you for taking the time to read this.

***
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421596
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$489.78

Auction yield range:	17.23% - 20.00%	Estimated loss impact:	26.13%
Lender servicing fee:	1.00%	Estimated return:	-6.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Feb-2001	Debt/Income ratio:	30%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$865	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	8	Homeownership:	No
Inquiries last 6m:	6
Screen name:	probiz	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for College (Law school)
Purpose of loan:
This loan will be used to? Pay for my law school? education

My financial situation:
I am a good candidate for this loan because?Because I have a secure job in Health care as a Nurse for several years now. My job position is always in demand and I feel I can pay this loan back fairly quickly given how much I earn per year.?

Monthly net income: $
6,456
Monthly expenses: $
??Housing: $ 750
??Insurance: $ 100
??Car expenses: $ 450
??Utilities: $ 75
??Phone, cable, internet: $ 30
??Food, entertainment: $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 120
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421600
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-2003	Debt/Income ratio:	16%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	10 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$883	Occupation:	Architect
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	hsanchezs	Borrower's state:	California	Borrower's group:	CALIFORNIA LENDING GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	39 ( 100% )	620-640 (Latest)
Principal borrowed:	$6,500.00	< mo. late:	0 ( 0% )	560-580 (Jan-2008) 540-560 (May-2007)
Principal balance:	$2,211.01	1+ mo. late:	0 ( 0% )
Total payments billed:	39
Description
Paying Medical Bills - Wife with MS
Purpose of Loan:
Hello, my name is H and I am a procurement senior specialist in California. I have a BS degree in Architecture and a Masters degree in International Management. I have never been fired from a job and have steadily advanced in my field for the last 11 years. I am 37 married with 3 wonderful children (9,5 and a baby girl of 8 months). I like sports and almost any outdoors activities with my children.
On February 13, 2009 my wife was diagnosticated with MS (Multiple Sclerosis), she started with vision problems in the right eye, and after a detailed examination at ER, the doctors told me that the diagnostic was MS, the right side of brain was swollen, and affecting the optical nerve, she stayed at the hospital 4 days, she receive steroids medicine for the brain and she went through a lot of blood tests, MRI?s, and spinal cord test. She?s now under treatment with a neurologist, the treatment is an injection 3 times per week very expensive. With the Loan I want to pay-off the remaining Hospital, doctors, and labs, bills and also use it for the co-payment of the Medicine.

My financial situation:
I?m a good candidate for this Loan because I have a perfect payment history with all my creditors, including Prosper (Paid one of my loans on time and with no late payments). I was not prepared for this tragic situation of my wife, but I?m ready to face this obstacle for her & my kids.

Monthly net income: $4,600.00

Monthly expenses: $
??Housing (Rent): $ 1,894.00
??Insurance House: $ 20.00
??Car expenses: $ 550.00(including Insurance)
??Utilities: $?100.00
??Phone, cable, internet: $?120.00
??Food, entertainment: $ 450.00 (variable)
??Clothing, household expenses $ Variable?$120.00
??Credit cards and other loans & Hospital Bills: $?650.00
??Medicine Co-Pay: $ 150.00

Money Left $550.00
After Bills & Medicine co-pay payment(Pay Off): $1,200.00 Aprox. available to pay this loan

Summary and personal promise to repay:
Thank you for your time. If you decide to help me with this loan I promise to repay you in a timely and faithful manor. To those ends I have arranged to have the funds automatically removed from my account and paid to this debt monthly to help assure you of my sincerity. In anticipation of success I thank you for your help.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421606
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1985	Debt/Income ratio:	65%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	17 / 15	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	34	Length of status:	7y 10m
Amount delinquent:	$1,246	Revolving credit balance:	$21,337	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	fund-turbine	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 90% )	640-660 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	1 ( 10% )	640-660 (Aug-2008)
Principal balance:	$2,922.30	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
bachelor degree
Purpose of loan:
This loan will be used to? is to help pay? for classes and books. I was recently divorced and now have to live on one paycheck. Also was looked over for an promation for a job because did not have my BS degree. I only have an associate degree?so now in order for me to provide for me and my 2 children I must make my self more marketable by increasing? my college education.?

My financial situation:
I am a good candidate for this loan because? I try to pay my accounts on time

Monthly net income: $ 55,000

Monthly expenses: $
??Housing: $ 1055
??Insurance: $409
??Car expenses: $ 60.amonth for gas
??Utilities: $ 200
??Phone, cable, internet: $ 250
??Food, entertainment: $ 200
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 500
??Other expenses: $ none
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421622
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	15.03%	Starting borrower rate/APR:	16.03% / 18.21%	Starting monthly payment:	$123.10

Auction yield range:	6.23% - 15.03%	Estimated loss impact:	5.26%
Lender servicing fee:	1.00%	Estimated return:	9.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1993	Debt/Income ratio:	28%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	5y 7m
Amount delinquent:	$0	Revolving credit balance:	$4,945	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	49%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	widget6	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off last credit cards
Purpose of loan:
This loan will be used to consolidate two high interest credit cards. I aquired this debt to make much needed household repairs while my husband was deployed in Iraq.

My financial situation:
I am a good candidate for this loan because I have always paid my loans and credit cards on time. Most importantly, I have never defaulted. I have every intention to pay back this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421646
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.42%	Starting monthly payment:	$52.00

Auction yield range:	3.23% - 14.00%	Estimated loss impact:	1.52%
Lender servicing fee:	1.00%	Estimated return:	12.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-1995	Debt/Income ratio:	14%
Credit score:	800-820 (Aug-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$11,119	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	41%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	shiny-hope	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
finish beetle
Purpose of loan:
This loan will be used to? finish the restoration of my 71 beetle. When I finish the car, it will go up for sale.?When the car sells the proceeds will pay off the loan, and the remainder will go toward my credit card debt, which is a very important thing?for me to pay off. Selling the beetle is a hard thing to do, but is the best way to get out of debt. By bidding on my loan you will be helping a hard working deserving person.

My financial situation:
I am a good candidate for this loan because? I have very good credit. For the past eight years my credit is spotless. My job is very secure, and I work overtime when ever possible. My wife and I are home owners. My monthly bills are always paid, with no problems.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421658
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	20.58%	Starting borrower rate/APR:	21.58% / 23.84%	Starting monthly payment:	$341.76

Auction yield range:	8.23% - 20.58%	Estimated loss impact:	6.68%
Lender servicing fee:	1.00%	Estimated return:	13.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-2006	Debt/Income ratio:	10%
Credit score:	820-840 (Aug-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	12	Length of status:	4y 7m
Amount delinquent:	$656	Revolving credit balance:	$2,435	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	12%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	TBW	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Solar Power Investment
Purpose of loan:

I have been thinking about a photovoltaic system for years now, I will be installing a 8Kwatts system which will provide about 70-80% of my electricity needs, this will also lower my bill about 200 USD a moth. The state of Florida and the federal government also have rebates in place to help me cover the rest of cost. ? My monthly bills are low, I?m a home owner, I manage my finances pretty well and I have various source of income outside my full time job. I work in the loss mitigation department helping borrowers with loan modification and short sales, this current position is high demand at most mortgage companies.

I am a good candidate for this loan because?
I pay my bills on my time, my credit card balance are low.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421664
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	14.23% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1985	Debt/Income ratio:	23%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	26 / 25	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	72	Length of status:	18y 10m
Amount delinquent:	$0	Revolving credit balance:	$11,414	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	6	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	wise-indomitable-responsibility	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Teacher - needs help this August
Purpose of loan:
This loan will be used to? Pay my September mortgage, taxes, and home owners association fees.

My financial situation:
I am a good candidate for this loan because? I have been working at my current job for the past 19 years. It will actually be 20 years in October. I am a teacher and we do not receive a check in the summer so it is up to us to budget for the summer months.I thought I had budgeted enough and ?I did also work summer school to make some additional money; however, had some expensive and unexpected expenses arise this summer that drained my summer savings. My regular paychecks will begin again in September; however, not until September 4, 2009 and it will only be a 4 day check. That is why things are difficult now. However, after September 4, 2009 I will have my regular guaranteed check every two weeks. I also start back up at my second job on September 11, 2009. Although my credit may not be the best, all of the negative reports are from the past (years ago) and I am now spending my time educating myself about credit and repairing my credit so I am super conscientious about paying all my bills on time. I actually heard about this site while researching consumer credit issues on MyFico.com. I would really appreciate the loan and I promise that I would pay it back in full and on time.

Monthly net income: $ 5000

Monthly expenses: $
??Housing: $ 1400
??Insurance: $ 96.00
??Car expenses: $ 0.00
??Utilities: $ 170.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $?400
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $?700
??Other expenses: $ 800 - per month. I have to put away for the summer because as a teacher we do not get paid for 5 pay periods during the summer. My district does not provide this service, so I have to do it for myself.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421670
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,700.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.25%	Starting borrower rate/APR:	12.25% / 14.38%	Starting monthly payment:	$156.67

Auction yield range:	11.23% - 11.25%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	10 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	36	Length of status:	5y 10m
Amount delinquent:	$0	Revolving credit balance:	$97,118	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	velocity-guardian6	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off line of credit
Purpose of loan:
This loan will be used to?payoff an unsecured line of credit from Beneficial that I have had for a number of years. I've paid it down from $10,000

My financial situation:
I am a good candidate for this loan because?my credit score is 740-760. I've had no missed payments in 7 years! I've been paying on this line of credit for?several years. I pay on-line thru?Bank of America?and it was received ONE DAY late a few months ago and they bumped my interest rate to 21%.?Since the credit crisis, I can't even get a bank to talk to me, though I've never been late for a house payment, car payment or credit card payment in 7 years!

I am a good candidate because the money will be paid back timely! I respectfully appreciate your consideration!

The picture is from my time as a missions pastor when I visited missionaries in Kenya!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421682
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	23.98%	Starting borrower rate/APR:	24.98% / 27.29%	Starting monthly payment:	$298.12

Auction yield range:	8.23% - 23.98%	Estimated loss impact:	6.77%
Lender servicing fee:	1.00%	Estimated return:	17.21%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	800-820 (Aug-2009)	Current / open credit lines:	8 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	34	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$1,840	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	20%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	a-contract-sunshine	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Victorian home looking for some TLC
Purpose of loan: This loan will be used to do a little updating to our home.??My wife and I?own a beautiful Victorian home and would like to do a few fixes and updating.? We are a large family of 6 and really enjoy our home!

My financial situation: We are good canidates for this loan because we have good credit (800+) and solid, stable income.?My wife and I have a combined income of $52,000+ a year. ?I have been in the same career for 12+ years and we are well established in our neighborhood.? We have some savings, but would prefer not to dig into our cash reserves.? Thanks for taking the time to consider our request!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421706
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jul-2000	Debt/Income ratio:	23%
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	9 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$28,400	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	7
Screen name:	ideal-compassion	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating Debt Before Wedding
Purpose of loan:
I am 23 years old and currently have an American Express card that is linked to my mother's account. I want to use this loan to payoff the credit card because: 1) it has a fairly high interest rate and 2) I am getting married in a month and want to have my strings cut from the family so I don't owe them any money. With the wedding, there has been a lot of unexpected financial burdens. I work hard to pay my bills, but with multiple cards and student loans it has become increasingly difficult to keep track of what is coming and going. I love the idea of Prosper and would REALLY appreciate it if people could help me!

My financial situation:
My fiance and I have very solid careers (we are both teachers) and have our Masters degree in education. With the wedding coming up, we are pinching pennies like crazy! The money that you can possibly lend me would help me in ways that are unexplainable! Thank you!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421718
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	23.46%	Starting borrower rate/APR:	24.46% / 26.76%	Starting monthly payment:	$78.95

Auction yield range:	14.23% - 23.46%	Estimated loss impact:	15.76%
Lender servicing fee:	1.00%	Estimated return:	7.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1998	Debt/Income ratio:	11%
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$5,551	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Arborist	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	600-620 (May-2008)
Principal balance:	$1,300.40	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Financing My Degree
Purpose of loan:
This loan will be used to help pay for higher education. I am close to obtaining my Bachelor's Degree from the local University of California and have been taking classes after work regularly. My employer placed a temporary moratorium on educational reimbursement for work related classes. Unfortunately, if I wait until this program is reinstated, I will be 1 year behind my graduation goal (as the classes I need at are only offered once a year!). This is a typical case of making headway and having a barrier to overcome placed in front of you. I am determined to get my degree, even if I have to finance the rest entirely by myself!? The sad aspect of this situation, is that I accepted this job over a higher paying one because of the strong commitment to higher education.

My financial situation:
I am a good candidate for this loan because I have a steady job, doesn't pay much as I work for local government, but I get my check direct-deposited so funds are guaranteed. Additionally, I currently have a prosper loan (around $72/mo payment) and have always been current. I am currently finishing my 3rd night class at the UC this summer alone.? My goal is to qualify for a higher position at the behest of my employers who see me as the ideal candidate. I love my job, helping the public solve problems and see it as my career. I have taken on additional work to supplement my income (not reflected in net) as life is becoming more expensive with gas prices and cost of living increases.

Monthly net income: $ 2700.00

Monthly expenses: $
??Housing: $ 900.00
??Insurance: $ 70
??Car expenses: $ 350
??Utilities: $ 75
??Phone, cable, internet: $ 100
??Food, entertainment: $ 250
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 350 (includes prosper loan and an old student loan)
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421730
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.01%	Starting borrower rate/APR:	31.01% / 33.68%	Starting monthly payment:	$64.51

Auction yield range:	11.23% - 30.01%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	12 / 9	Employment status:	Self-employed
Now delinquent:	2	Total credit lines:	25	Length of status:	3y 4m
Amount delinquent:	$235	Revolving credit balance:	$28,624	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	44%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	unbelievable-bill	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business equipment
Purpose of loan:
This loan will be used for?purchase of some equipment to allow me to expand my business.
financial situation:
I am a good candidate for this loan because I do pay my bills I have managed to make it through tough economic times and have several contracts coming up that will definitly allow me to pay this loan.? As well as my wife has a solid job with a good income.?

Monthly net income: $ 6000.00 my wife and I after taxes.

Monthly expenses: $
??Housing: $ 850.00????????????
??Insurance: $ 85.00
??Car expenses: $
??Utilities: $ 200.00
??Phone, cable, internet: $ 126.00
??Food, entertainment: $ 500.00
??Clothing, household expenses $?100.00????????
??Credit cards and other loans: $ 1330.00
??Other expenses: $ 500.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421742
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	14 / 13	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	42	Length of status:	9y 6m
Amount delinquent:	$15,839	Revolving credit balance:	$4,581	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	15%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	2
Screen name:	suave-rate2	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Debt
Purpose of loan:
This loan will be used to?Pay off some dept, due to helping my family.? I had to move in with my family, to help them financially.?I feel that family comes first.?

My financial situation:
I am a good candidate for this loan because?I?am a hard worker, pay my bills on time.?I have the income coming in, but not as much that is needed at this time!? I am sure I can pay this lone off within a year, at the most.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421754
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-1994	Debt/Income ratio:	18%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$289	Occupation:	Other
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	8	Homeownership:	No
Inquiries last 6m:	3
Screen name:	competent-worth	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my debt
Purpose of loan:
This loan will be used to pay off several small loans and a chance to increase my credit rating.

My financial situation:
I am a good candidate for this loan because I can easily pay one payment twice a month (when I get paid) instead of the difficulty of paying several small payments once a month.

Monthly net income: $ 1848.85????

Monthly expenses: $ 1427.00
??Housing: $ 300.00??
??Insurance: $ 85.00
??Car expenses: $ 328.00
??Utilities: $ 100.00
??Phone, cable, internet: $ 0
??Food, entertainment: $ 120.00
??Clothing, household expenses $
??Credit cards and other loans: $ 330.00
??Other expenses: $ 84.00 (mobile phone) $80.00 (gas)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421760
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.59%	Starting borrower rate/APR:	25.59% / 27.90%	Starting monthly payment:	$240.44

Auction yield range:	11.23% - 24.59%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1996	Debt/Income ratio:	Not calculated
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$479	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	3%	Stated income:	$1-$24,999
Delinquencies in last 7y:	24	Homeownership:	No
Inquiries last 6m:	2
Screen name:	towering-p2p	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchase of First Home!!
Purpose of loan:
This loan will be used to complete the funding needed to purchase my first home.? The home that I am hoping to purchase would be a dream come true for me and my family.? It is an older Victorian that needs some tender loving care but is fully functional and in no need of any immediate repairs.? I have been unable to secure funding through my financial institution because the loan is so small that in essence it is not worth their time to go through the mortgage process for such a small financial gain.

My financial situation:
I am a good candidate for this loan because I have virtually no debt and I also have?disposable income to repay this loan in the agreed time allowable if not in fact earlier.? I operate a small daycare and earn approximately $1800 per month in gross income and receive another $486 monthly in child support.? I have two bills that I am responsible for one of which is a monthly cell phone bill of approximately $145 and a small loan with a $450 balance which I intend to pay off in the next month or two.? My husband has secured the remaining living expenses in his name and uses his own seperate income to maintain those things, none of which I am responsible.

A year and a half ago I hit a major road block in life and had to file bankruptcy.? It was not something I wanted to do but had no other choice at the time.? This will reflect in my prosper rating I'm sure but I am now financially secure and on my feet again!?

I appreciate the time and thought that you have given my proposal.? I truly appreciate any help I can receive to make this dream of home ownership a reality!? Thank You!!!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421772
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	17.03%	Starting borrower rate/APR:	18.03% / 20.24%	Starting monthly payment:	$542.51

Auction yield range:	6.23% - 17.03%	Estimated loss impact:	5.30%
Lender servicing fee:	1.00%	Estimated return:	11.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1995	Debt/Income ratio:	5%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$10,204	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	20%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	sharpey	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	14 ( 100% )	740-760 (Latest)
Principal borrowed:	$19,000.00	< mo. late:	0 ( 0% )	760-780 (Apr-2008) 740-760 (Jul-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Paying off remaining debts
I'm 31 years old,? and am finishing up paying off the last of the bills that I racked up in my 20s. I work as a securities trader in New York City, and have been working in this line of work for 8 years.? I paid off alot of debt in the last year, but still have some left.? I'm also getting engaged soon as well, so I know there are going to be some other upcoming expenses that I want to be smart about planning for. I make $125K yearly, and I know that a prosper loan will give me more time to pay off remaining obligations in a sound manner. I've borrowed from prosper before and have paid off my loan in full; also my credit rating is in the high 700s.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421778
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-2001	Debt/Income ratio:	24%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$46,921	Occupation:	Professional
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	thankyou4thechance	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	680-700 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	620-640 (Jul-2008)
Principal balance:	$747.56	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Really Need to Redo Bathroom
Purpose of loan:
This loan will be used to? remodel our master bathroom (install new shower, flooring, vanity, etc). As you can see from the photo, the bathroom is waiting for a new shower.?We want to do all we can to improve the value of our home.

My financial situation:
I am a good candidate for this loan because? I have steady income and I have a good history with Prosper. It is a win-win for everyone.

Monthly net income: $ 4500 (mine alone)

Monthly expenses: $
??Housing: $ 1200
??Insurance: $ 125
??Car expenses: $?800
??Utilities: $ 175
??Phone, cable, internet: $ 175
??Food, entertainment: $ 300
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 200
??Other expenses: $ 150

Thank you for your time and consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421784
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,100.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.76%	Starting monthly payment:	$49.76

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1999	Debt/Income ratio:	13%
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	34	Length of status:	10y 9m
Amount delinquent:	$338	Revolving credit balance:	$14	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	2%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	6
Screen name:	edfooyoung	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	600-620 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	540-560 (Jul-2008)
Principal balance:	$498.01	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Paying off small debt / home improv
Purpose of loan:
This loan will be used to? pay off small debt and some home improvements for upcoming home purchase

My financial situation:
I am a good candidate for this loan because? my debt is very low. I have a previous loan from Prosper Members and have faithfully paid it on time each and every month. I have never missed a payment and I have been a lending member as well for almost? a year now. I believe in paying it forward.

Monthly net income: $ 3300

Monthly expenses: $
??Housing:? $935.00
??Insurance: $ 156.00
??Car expenses: $ 260.00
??Utilities: $ 350.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $ 50.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421796
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$806.68

Auction yield range:	6.23% - 9.00%	Estimated loss impact:	5.14%
Lender servicing fee:	1.00%	Estimated return:	3.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1986	Debt/Income ratio:	7%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$7,289	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	14%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	brightest-basis-balance	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off previous employer 401k
Purpose of loan:
This loan will be to pay off a 401k loan from previous employer. -- I am an Investment Advisor and just moved to the competing firm in the same position. -- I have been a Investment Advisor for 9 yrs.? My plan is to use this loan as a bridge for 2 months --- I will pay the 401k? loan off then transfer the balance my new employers 401k -- once that is complete I will borrow from the new 401k and pay off this loan.? I want to avoid the 401k loan from going into default and then have to pay an IRS 10% penalty and income tax. -- The past employer's plan does not allow past employees to continue to pay the loan in monthly increments -- when you leave you either payoff the total balance or goes into default after 60 days.

My financial situation:
I am a good candidate for this loan because i have an excellent credit score.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421802
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,999.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	19.50%	Starting borrower rate/APR:	20.50% / 22.74%	Starting monthly payment:	$299.31

Auction yield range:	4.23% - 19.50%	Estimated loss impact:	2.19%
Lender servicing fee:	1.00%	Estimated return:	17.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1993	Debt/Income ratio:	51%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	7y 2m
Amount delinquent:	$0	Revolving credit balance:	$53,431	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	59%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	TurboPitboss	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 94% )	700-720 (Latest)
Principal borrowed:	$11,000.00	< mo. late:	1 ( 6% )	680-700 (Feb-2008)
Principal balance:	$6,451.04	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
New Camera for Business
Purpose of loan:
This loan will be used to expand Photography Business @ Fstopnightlife.com.

My financial situation:
Every month I am securing more and more new clients. I need this loan to keep up with demand for bookings and equipment expenses.

Monthly net income:?Business is grossing over $3000 in income, expected increase in the next few months of 5-20%.

Please check out the website @ www.fstopnightlife.com. This is a legitimate opportunity to help expand a small business.

Thanks.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421814
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Nov-1977	Debt/Income ratio:	14%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	54	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$52,834	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$100,000+
Delinquencies in last 7y:	28	Homeownership:	Yes
Inquiries last 6m:	12
Screen name:	SteveUSC	Borrower's state:	California	Borrower's group:	2nd Chance Loans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Internet Marketing Campaign
Launching new product line in Video Messaging This loan will be used to promote the new Video Messaging service across the internet Search Engines. We believe that the next wave of innovation has arrived when it comes to personalization across the internet. We have invested in building out our ad campaigns and have completed the internal training on the video messaging solution with the manufacturer. We have chosen Talk Fusion as our Video Messaging platform as they are a leader in this market and target the following areas that are complimentary to our needs internally and externally: Customer Service New Prospects Targeting Capabilities : Real Estate, Sales and Marketing, Call Centers, etc We are in the third year of our internet development and believe that the marketing over the next 4 months is going to help the company grow to new heights as we add the Video Messaging solution to our growing list of affiliations and solutions. We have a steady income with a base annual salary of $160,000 plus bonuses today supporting this effort. The actual internet business has been generating income of approximately $6500/yr without external funding. The current site was launched on May 1st 2007 and has over 40 pages ranked in the Top 10 of Google, Bing, Yahoo today. You can visit the parent site at http://www.planetberries.com
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421820
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,700.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$212.61

Auction yield range:	17.23% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1999	Debt/Income ratio:	45%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	21 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	81	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$141,070	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	Advisor_Ryan	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	8 ( 100% )	620-640 (Latest)
Principal borrowed:	$18,000.00	< mo. late:	0 ( 0% )	600-620 (Jul-2009) 640-660 (Aug-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	8
Description
Get rid of a few nasty credit cards
Please Bid With Confidence!

Purpose of loan:
Thanks for considering my loan!? My name is Ryan and I am a financial advisor for a large national firm.? I am married with two daughters and one son who are?ages 5, 3?and 1.? I own my primary residence in?Salem?and a 4-Unit?rental property in Fargo, North Dakota.?

My financial situation:
Great!? I have enough income to meet my immediate needs.??I have no late payments on my?credit?history and you?can be rest assured that there NEVER will be!? My credit score is a little lower than it should be due to high credit card balances.??I have been extremely stupid with debt in the past and am working my hardest to get these?cards taken care of.?? The high credit card balance reporting is a little misleading should be?$40,000 lower due to Home Equity Line that is reporting incorrectly.? Please bid with confidence as this loan will be paid early EVERY month and will be completely?paid-off before the 3 year term is up.? I had a previous loan that was used to purchase a new furnace, gutters and soffit for our rental along with some other minor repairs.? This loan was paid-off early.

Cards to be paid off:

US Bank: $2,700 at 27.9%
Discover:? $2,000 at 29.9%

The rest of my cards have decent rates of 4.99 - 12.99% with a few smaller balances at higher rates.

Monthly net income: $ 6550.00 (Including my wife at?$1000/month and?our rental at?$1800/month)

Monthly expenses:?
??Primary Mortgage(T&I): $?1028??
? Insurance: $ 30
??Car expenses: $ 200
??Utilities: $?76
??Phone, cable, internet: $ 82
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 827
??Other expenses: $ 100
??Rental Property Mortgage(T&I): $?1408??
? Other Rental Property Expenses: $ 150
TOTAL:? $4201

You can see my debt-to-income ratio is high (64%)?because of the rental property, which does cash-flow by itself.? With the rental income and expenses removed, by DTI is a?little?more manageable at 55%.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421826
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,600.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	28.00%	Starting borrower rate/APR:	29.00% / 31.36%	Starting monthly payment:	$192.77

Auction yield range:	8.23% - 28.00%	Estimated loss impact:	7.17%
Lender servicing fee:	1.00%	Estimated return:	20.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1987	Debt/Income ratio:	30%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	21 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	47	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$105,142	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Atlbusinessmaverick	Borrower's state:	Georgia	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	22 ( 100% )	680-700 (Latest)
Principal borrowed:	$20,600.00	< mo. late:	0 ( 0% )	680-700 (Jul-2009) 680-700 (Apr-2007) 720-740 (Sep-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
3rd Loan-No late pays
Purpose of loan: Prosper lender seeking to consolidate?2 loans ($3000 and $1600) into one which will save me $100 per month.? This decision was influenced due to an increase interest rate on 2 of my cards.??

My financial situation: As you can see from my credit file, I have no late pays and take my credit very serious.? I am a degreed healthcare professional/manager employed by a Fortune 500 company.? Although my DTI is a bit high, I am an excellent canidate for your hard earned money.? As a?previous prosper lender (I've funded 29 loans), I understand the importance of a good, reliable return.My?salary including my annual bonus (already paid for 2009) is?approx. 107k (w-2 documents provided)????I have?in excess of $51,000 in?savings (mostly retirement funds).? As you can see, repayment is not a problem for me.? I have successfully?paid off two prosper loans w/ perfect payments, $16,000 and $4600 respectively.?

My?high revolving credit is the result of two HELOCs being counted as revolving credit in the amounts of $49,000 and $12,000 respectively.

In addition to my primary residence, I also own 3 single family homes in the Atlanta area that I successfully rent.? I am a not a flipper and have owned my rental properties for 11, 5, and 3 years respectfully.? My rentals are cash flow positve and occupied.

Below is a summary of my monthly income and expenses based on my base salary, which doesn't include my annual bonus or rental income.

Income:? $5050

Expenses:
Housing $800
Insurance $240
Car $730
utilities $350
credit cards/revolving accts: $1400

Monthly leftover: $1530

Thanks for your reviewing my loan request.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421832
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	24.61%	Starting borrower rate/APR:	25.61% / 27.92%	Starting monthly payment:	$280.58

Auction yield range:	8.23% - 24.61%	Estimated loss impact:	9.09%
Lender servicing fee:	1.00%	Estimated return:	15.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1984	Debt/Income ratio:	29%
Credit score:	780-800 (Aug-2009)	Current / open credit lines:	14 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	47	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$33,318	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	56%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	proud-funds4	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Waiting on HE Loan from the Bank
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421838
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.38%	Starting borrower rate/APR:	11.38% / 13.50%	Starting monthly payment:	$98.76

Auction yield range:	4.23% - 10.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-2003	Debt/Income ratio:	18%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	9y 3m
Amount delinquent:	$0	Revolving credit balance:	$3,907	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Gin333	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 100% )	740-760 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	620-640 (Jun-2007) 600-620 (May-2007)
Principal balance:	$1,731.97	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
Make Money From Me!
Purpose of loan: Creating retirement nest-egg for myself.?

My financial situation: My financial situation is stable, I have worked for the same company since 2000 and have lived in the same home for 15 years. I have never been late?paying my bills AND I am?CURRENT on my previous Prosper loan which will be paid off in the next 10 months. I would like to get another loan so that I can create a retirement nest-egg for myself. I AM A SAFE BET - MAKE MONEY FROM ME!

Monthly net income: $ 2200

Monthly expenses: $?1103
? Housing: $ 550?
??Insurance: $?0
??Car expenses: $?0??Utilities: $?112
??Phone, cable, internet: $ 0
??Food, entertainment: $ 100
??Clothing, household expenses $70
??Credit cards and other loans: $?271
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421856
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$178.92

Auction yield range:	17.23% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Feb-1995	Debt/Income ratio:	782%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	20 / 15	Employment status:	Retired
Now delinquent:	1	Total credit lines:	54	Length of status:	4y 10m
Amount delinquent:	$26	Revolving credit balance:	$6,589	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	7
Screen name:	sharon526	Borrower's state:	Virginia	Borrower's group:	CREDIT SQUARE
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	620-640 (Latest)
Principal borrowed:	$2,400.00	< mo. late:	0 ( 0% )	640-660 (Sep-2008) 620-640 (Aug-2008) 600-620 (Jul-2008) 600-620 (Jun-2008)
Principal balance:	$1,952.90	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
Close the debt
Purpose of loan:
This loan will be used to? Loan will be used to pay off as many bills as i can and have one payment.

My financial situation:
I am a good candidate for this loan because?I have been very consist with all my loans including prosper. Paying back this money wll be mt first priority. I havent missed any payments at all.?I have a high DTI because i have those credit cards. I promise to pay back every cent of the money.

Monthly net income: $ 3,062

Monthly expenses: $
??Housing: $?
??Insurance: $
??Car expenses: $ 30.00 mo.
??Utilities: $
??Phone, cable, internet: $?49.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $
??Credit cards and other loans: $ 300.00
??Other expenses: $
Information in the Description is not verified.